UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

PERFECT MOMENT LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Perfect Moment Ltd.

244 5th Ave Ste 1219

New York, NY 10001

To the Stockholders of Perfect Moment Ltd.:

You are cordially invited to attend the annual meeting of stockholders of Perfect Moment Ltd. to be held on January 14, 2026, at 11:00 am Eastern Time in virtual meeting format. All stockholders as of the record date, or their duly appointed proxies, may attend the annual meeting in virtual format and vote online by accessing www.colonialstock.com/PerfectMoment2025 and following instructions provided to you with these proxy materials and at such website.

At the annual meeting, you will be asked to consider and act upon the following matters:

1.	To elect six directors to serve for a one year term ending as of the annual meeting in fiscal year 2027;

2.	To approve an amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-5 to 1-for-20, as determined by the Company’s Board of Directors (the “Reverse Split Proposal”), for the sole purpose of regaining compliance with the NYSE-American LLC requirements for continued listing;

3.	To approve an amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of the Company’s Common Stock from 100,000,000 shares to 500,000,000 shares (“Authorized Shares Increase Proposal”);

4.	To approve, in accordance with NYSE American Company Guide Sections 713(a) and (b), the issuance of shares of our Common Stock upon the automatic conversion of our Series AA Convertible Preferred Stock, par value $0.0001 per share, at a reduced conversion price immediately following the date upon which our stockholders approve this proposal (the “Series AA Preferred Stock Conversion Proposal”);

5.	To approve, in accordance with NYSE American Company Guide Section 713(a), the potential issuance of shares of our Common Stock equal to 20% or more of the presently outstanding shares of our Common Stock pursuant to an equity line of credit (the “ELOC Transaction Proposal”);

6.	To approve, in accordance with NYSE American Company Guide Sections 713(a) and (b), the potential issuance of shares of our Common Stock equal to 20% or more of the presently outstanding shares of our Common Stock in pursuant to a Securities Purchase Agreement and related warrants to X3 Higher Moment Fund LLC (the “X3 Proposal”);

7.	To ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending March 31, 2026;

8.	To approve adjournment of the Annual Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor of one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”); and

9.	To transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on November 21, 2025, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on January 14, 2026: The Notice of Meeting, Proxy Statement, Proxy Card, the Annual Report on Form 10-K, and Notice and Access Information are available at www.colonialstock.com/PerfectMoment2025.

By order of the Board of Directors,

/s/ Jane Gottschalk
Jane Gottschalk
President

Vote via the Internet:

Click on www.colonialstock.com/PerfectMoment2025 and log-in using your 12-digit control code.

Vote by Phone:

Phone: 877-285-8605

Have your 12-digit control code and follow the instructions.

If you requested and received printed proxy materials, you can also vote by written proxy card as follows:

Vote by Mail:

Mark, sign and date your proxy card and return it in the envelope provided or return it to:

Colonial Stock Transfer - Proxy Agent

7840 S 700 E

Sandy, UT 84070

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Voting over the Internet, by email or by mail will ensure your representation at the Annual Meeting regardless of whether or not you attend.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from your broker or other nominee explaining how to vote your shares. You must follow the instructions on the voting instruction form you receive from your broker or nominee in order for your shares to be voted. You may also have the choice of instructing such record holder as to the voting of your shares over the Internet or by telephone. If your shares are not registered in your own name and you plan to vote your shares by attending the virtual Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card prior to the meeting and register in advance at www.colonialstock.com/PerfectMoment2025. The notice of annual meeting, proxy statement, proxy card and annual report to stockholders are available free of charge at www.colonialstock.com/PerfectMoment2025. using the control number located on the Notice of Internet Availability of Proxy Materials.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-855-422-1042

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

Perfect Moment Ltd.

244 5th Ave Ste 1219

New York, NY 10001

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Perfect Moment Ltd., a Delaware corporation (the “Company,” “we,” “our” or “us”), of proxies to be voted at our Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Annual Meeting will take place on January 14, 2026, beginning at 11:00 am Eastern Time. The Annual Meeting will be held in virtual meeting format at https://www.colonialstock.com/vm/PerfectMoment.htm. All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting and vote online by accessing www.colonialstock.com/PerfectMoment2025 and following the instructions provided to you with these proxy materials or at such website.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING TO BE HELD ON JANUARY 14, 2026

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) to our stockholders of record as of November 21, 2025. We anticipate that the E-Proxy Notice will be sent, and a full set of proxy materials relating to our Meeting will be made available, to our stockholders commencing on or about November 26, 2025. Upon receipt of the E-Proxy Notice, stockholders may choose to request a printed copy of proxy materials at no charge. If you receive a Notice of Internet Availability, you will not receive any other proxy materials by mail unless you request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please call 877-285-8605 or send an email to annualmeeting@colonialstock.com prior to December 30, 2025, and include your control number.

The E-Proxy Notice provides that (i) the stockholder may access the notice of annual meeting of stockholder, this proxy statement, notice of meeting, the Company’s annual report on Form 10-K for the year ended March 31, 2025, additional solicitation materials (if any) and other proxy materials and amendments to these materials online at www.colonialstock.com/PerfectMoment2025; and (ii) stockholders may also request to receive a paper copy of the proxy materials by calling (877) 285-8605 or sending an email to annualmeeting@colonialstock.com prior to December 30, 2025, and including your control number.

The E-Proxy Notice also identifies the date, the time and details regarding logging into, attending the virtual meeting via the Internet, and accessing the form of proxy to vote; the matters to be acted upon at the Annual Meeting, and the Board of Directors’ recommendation with regard to each matter.

Frequently Asked Questions About the Annual Meeting and Voting

1.	Who is entitled to vote at the Annual Meeting?

Holders of our common stock, par value $0.0001 per share (“Common Stock”), as of November 21, 2025 (the “Record Date”) are entitled to receive the Notice of Annual Meeting and to vote their shares at the Annual Meeting. Holders of our Common Stock on the Record Date are entitled to one vote for each share held of record on the Record Date.

2.	How many shares of Common Stock are “outstanding”?

As of November 21, 2025, there were 35,221,933 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

3.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “stockholder of record” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying materials have been provided directly to you by Perfect Moment Ltd.

If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and are considered the “beneficial owner” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting. Absent instructions from you, under applicable regulatory requirements, your broker may vote your shares in its discretion on the Reverse Split Proposal (Proposal Two), the Authorized Shares Increase Proposal (Proposal Three), the ratification of the appointment of our independent registered public accounting firm for fiscal 2026 (Proposal Seven), and the Adjournment Proposal (Proposal Eight), even if you do not provide voting instructions, but may not vote your shares on the Election of Directors (Proposal One), the Series AA Preferred Stock Conversion Proposal (Proposal Four), the ELOC Transaction Proposal (Proposal Five), the X3 Proposal (Proposal Six), or any other proposal that may properly come before the Annual Meeting.

4.	Are proxy materials available on the Internet?

Yes. As permitted by SEC rules, we have elected to furnish proxy materials, including the notice of Annual Meeting, this proxy statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, most stockholders will not receive printed copies of our proxy materials unless they request them. Instead, the E-Proxy Notice, which was mailed to all of our stockholders, will explain how you may access and review all of the proxy materials electronically. The E-Proxy Notice also explains how you may submit your proxy, including by email, telephone or over the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the E-Proxy Notice.

5.	How do I vote?

You may vote using any of the following methods:

On the Internet

The Company has established Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on January 13, 2025.

The availability of Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

The website for internet voting by record holders is www.colonialstock.com/PerfectMoment2025. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

By Telephone

If you are a stockholder of record, you may vote until 7:00 pm ET prior to the date of the Annual Meeting by calling 877-285-8605. You must have your 12-digit control code found on your Notice of Availability of Proxy Materials.

By mail

If you requested and received printed proxy materials, you can vote by written proxy card. Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. Votes must be received by January 13, 2026. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the proxy holders named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

Colonial Stock Transfer - Proxy Agent

7840 S 700 E

Sandy, UT 84070

Your vote is important. Please complete your vote using one of the voting methods above to ensure that your vote is received timely.

6.	What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●	giving written notice to the Corporate Secretary of the Company;
●	delivering a valid, later-dated proxy, or a later-dated vote on the Internet, or by telephone in a timely manner; or
●	voting on the Internet at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record.

All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

7.	How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you request printed proxy materials, vote by mail and complete, sign, and return the proxy card provided by us but do not indicate your vote, your shares will be voted as the Board of Directors recommend, which is:

●	FOR election of each of the director nominees;
●	FOR the Reverse Split Proposal to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-5 to 1-for-20, as determined by the Company’s Board of Directors;
●	FOR the Authorized Shares Increase Proposal to increase our authorized number of shares of Common Stock from 100,000,000 to 500,000,000;
●	FOR the Series AA Preferred Stock Conversion Proposal;
●	FOR the ELOC Transaction Proposal;
●	FOR the X3 Proposal;
●	FOR ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending March 31, 2026; and
●	FOR the Adjournment Proposal.

The Board of Directors does not intend to bring any other matter for a vote at the Annual Meeting, and neither we nor the Board of Directors know of anyone else who intends to do so. However, on any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their best judgment.

8.	Where can you find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

9.	What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. Brokers, banks and other agents that have not received voting instructions from their clients cannot vote on their clients’ behalf with respect to proposals that are not “routine” proposals but may vote their clients’ shares on “routine” proposals. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of Weinberg & Company, P.A. as our independent registered public accounting firm, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, Series AA Preferred Stock Conversion Proposal, ELOC Transaction Proposal, and the X3 Proposal or any other proposal properly brought before the Annual Meeting, in which case a broker non-vote will occur and your shares will not be voted on these matters.

Broker non-votes will have no effect on Proposal One, Proposal Four, Proposal Five, and Proposal Six. Because Proposal Two, Proposal Three, Proposal Seven and Proposal Eight are considered to be routine under NYSE rules, if you hold your shares in street name, your broker, bank or other agent may vote your shares on these proposals in its discretion, even if you do not provide voting instructions.

10.	What is a quorum for the Annual Meeting?

The holders of 33 1/3% in voting power of shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or by remote communication, or represented by proxy, constitute a quorum for the transaction of business at all meetings of stockholders. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

11.	What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

Election of Directors

Directors are elected by a plurality of the votes cast at the Annual Meeting provided a quorum is present. This means that the six persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. “Withhold” votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Reverse Split Proposal

Approval of the amendment to effect a Reverse Stock Split will require the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting provided a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the Amendment. This proposal is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on this proposal by such bank, broker or other holder of record. Abstentions will have no effect on the proposal, based on the Company’s Bylaws, and will be considered present for the purposes of determining the presence of a quorum.

Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Authorized Shares Increase Proposal

Approval of the amendment to increase the authorized number of shares of Common Stock to 500,000,000 will require the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting provided a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the Authorized Shares Increase Proposal. This proposal is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on this proposal by such bank, broker or other holder of record. Abstentions will have no effect on the proposal, based on the Company’s Bylaws, and will be considered present for the purposes of determining the presence of a quorum.

Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Series AA Preferred Stock Conversion Proposal

Approval of the Series AA Preferred Stock Conversion Proposal will require the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting provided a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the Series AA Preferred Stock Conversion Proposal. If you hold your shares in “street name” and you do not instruct your broker how to vote for the Series AA Preferred Stock Conversion Proposal a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the Series AA Preferred Stock Conversion Proposal. Abstentions will have no effect on the proposal, based on the Company’s Bylaws, and will be considered present for the purposes of determining the presence of a quorum.

Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

ELOC Transaction Proposal

Approval of the ELOC Transaction Proposal will require the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting provided a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the ELOC Transaction Proposal. If you hold your shares in “street name” and you do not instruct your broker how to vote for the ELOC Transaction Proposal a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the ELOC Transaction Proposal. Abstentions will have no effect on the proposal, based on the Company’s Bylaws, and will be considered present for the purposes of determining the presence of a quorum.

Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

X3 Proposal

Approval of the X3 Proposal will require the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting provided a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the X3 Proposal. If you hold your shares in “street name” and you do not instruct your broker how to vote for the X3 Proposal a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the X3 Proposal. Abstentions will have no effect on the proposal, based on the Company’s Bylaws, and will be considered present for the purposes of determining the presence of a quorum.

Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Ratification of Weinberg & Company, P.A. as our independent registered public accounting firm

The affirmative vote of the majority of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting provided a quorum is present is required to approve the ratification of Weinberg & Company, P.A. as our independent registered public accounting firm. Abstentions will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Adjournment Proposal

Approval of the Adjournment Proposal will require the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting provided a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the Adjournment Proposal. If you own shares through a bank, broker or other holder of record, those shares may be voted on this proposal by such bank, broker or other holder of record. Abstentions will have no effect on the proposal, based on the Company’s Bylaws, and will be considered present for the purposes of determining the presence of a quorum.

Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

12.	Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be presented at the Annual Meeting, other than those referred to in this Proxy Statement.

If you request and receive printed proxy materials and you return your signed and completed proxy card or vote on the Internet, by email or by telephone and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the enclosed proxy card will have the discretion to vote on your behalf.

13.	Who will pay for the cost of the Annual Meeting and this proxy solicitation?

The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials and E-Proxy Notices. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies, proxy materials and E-Proxy Notices to their principals, and we will reimburse them for their expenses. We have retained Campaign Management LLC, the Company’s proxy solicitor, to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Campaign Management LLC a fee of $9,300.

14.	Do the Executive Officers and Directors have any interest in the matters to be decided at this Annual Meeting?

None of the Company’s executive officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting, except with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors and with respect to Adam Epstein, Jane Gottschalk and Max Gottschalk, with respect to the Series AA Preferred Stock Conversion Proposal.

15.	What is “Householding”?

“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials or a single E-Proxy Notice to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials or a single E-Proxy Notice. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement or a single E-Proxy Notice, or if you are receiving multiple copies of the proxy statement or multiple E-Proxy Notices and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL ONE

TO ELECT SIX DIRECTORS TO SERVE FOR A ONE YEAR TERM ENDING AS OF THE ANNUAL MEETING IN 2026

Director Nominees

At the Annual Meeting, six directors, who have been recommended by the Nominating and Governance Committee (the “Nominating Committee”) of the Board of Directors, are to be elected, each to hold office (subject to our Bylaws) until the next annual meeting and until his or her successor has been elected and qualified. All of the nominees for director currently serve as directors. No proxy may vote for more than six nominees for director.

Each nominee has consented to being named as a nominee in this Proxy Statement and to serve, if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. The six nominees receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected. The information concerning the nominees and their security holdings has been furnished by them to us.

Directors are nominated by our Board of Directors, based on the recommendations of the Nominating Committee. As discussed elsewhere in this Proxy Statement, in evaluating director nominees, the Nominating Committee considers characteristics that include, among others, integrity, depth and breadth of business experience, independence, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors.

The following table sets forth the names and ages of our director nominees:

Name	Age	Title
Max Gottschalk	53	Chairman of the Board of Directors
Jane Gottschalk	52	President, Chief Creative Officer, Director
Andre Keijsers	59	Director
Berndt Hauptkorn	57	Director
Tim Nixdorff	40	Director
Adam Z. Epstein	46	Director

Listed below are our director nominees’ biographies.

Max Gottschalk - Chairman of the Board of Directors

Mr. Gottschalk has served as Chairman of our board of directors since March 2021, and has also served on the boards of PMA since 2012 and PMUK since 2017. He is the Founder and CEO of Vedra Partners Ltd., a London- and Switzerland-based multi-family office, and has extensive experience leading and advising investment entities across private equity, sustainable finance, and consumer goods. He is a Partner at Ocean 14 Capital Ltd., a fund focused on ocean sustainability, and holds director roles at Nurture Brands Ltd., Aeon Investment Ltd., and several holding entities of the Hycap Fund, an energy transition-focused private equity vehicle. Mr. Gottschalk previously co-founded Gottex Fund Management, a global asset management firm which he built and successfully listed on the Swiss stock exchange. Earlier in his career, he held senior roles at Bear Stearns in New York, leading fixed income hedge fund sales. Mr. Gottschalk holds a B.A. in Finance from the McIntire School of Commerce at the University of Virginia. We believe he is well-qualified to serve as Chairman due to his significant board experience, entrepreneurial track record, and broad expertise in investment management and strategic leadership.

Jane Gottschalk – President, Chief Creative Officer and Director

Ms. Gottschalk has served as our Chief Creative Officer since September 2022, a member of our board of directors since March 2021, and was appointed President of the Company in February 2025. She has been deeply involved in the creative and brand direction of Perfect Moment for over a decade, including her roles as Creative Director of PMUK (2017-2022) and PMA (2012-2022), and now as Chief Creative Officer of both entities. Ms. Gottschalk has played a pivotal role in shaping the brand’s visual identity, product design, and market positioning across global markets. She is also a director of Jing Holdings Limited, the holding company for Jax Coco, a premium coconut water brand, and served on the board of Jax Coco UK Limited until May 2023. Ms. Gottschalk holds a B.A. from the University of Kent. She is the wife of Max Gottschalk, the Chairman of our board of directors. We believe Ms. Gottschalk is well-qualified to serve on our board given her deep understanding of the brand, creative leadership, and entrepreneurial vision, which continue to drive the Company’s unique positioning and cultural identity.

Andre Keijsers - Director

Mr. Keijsers has served on our board since October 2023 and has held directorships at PMA, PMUK, and various affiliated entities since 2016. He is Deputy CEO of LOTE Global Investments, a family office. Previously he was CEO of Van Lanschot Kempen Investment Management (UK) Ltd. and held executive roles at Vedra Partners, Gottex Fund Management, and Swapstream. He founded started his career at ABN AMRO and UBS and serves on multiple boards. Mr. Keijsers holds a doctorandus degree in Computer Science from Radboud University. We believe he is qualified to serve on our board given his governance, finance, and investment experience.

Berndt Hauptkorn - Director

Mr. Hauptkorn has served on our board since October 2023. He is President of Chanel Europe and overseeing the operations of the brand across EMEA markets. He also serves as Chanel’s Global Markets Officer supervising global transformational projects. Previously, he was CEO at Uniqlo Europe, CEO of Bally International, and Principal at BCG. He holds a Diplom-Kaufmann and Dr. rer. pol. in Business Administration from Friedrich-Alexander-University. We believe his global fashion industry expertise and leadership experience make him a valuable board member.

Tim Nixdorff - Director

Mr. Nixdorff joined our board in January 2024. He is CEO of GORE Technologies AG and COO of Neon Equity AG. He previously held executive roles at Rag & Bone, Galvan London, and BEJOND Germany. Mr. Nixdorff holds a Master’s in Economics from Technical University of Dortmund and a B.A. in Business Administration from the University of Duisburg-Essen. We believe his experience in fashion, marketing, and investment industries supports his role on our board.

Adam Epstein - Director

Adam Z. Epstein joined our board on May 29, 2025. Mr. Epstein is the Portfolio Manager and Chief Investment Officer of MAZE Investments LLC. Mr. Epstein has worked in the financial services industry for more than two decades and brings extensive experience in capital markets, strategy, investor communications, and corporate governance. Mr. Epstein holds a BA in economics from the University of Michigan, MA in economics from the University of California, Santa Barbara and MBA in finance from the UCLA Anderson School of Management. He also holds the Chartered Financial Analyst designation. We believe he is qualified to serve on our board given his governance, finance, and investment experience.

Vote Required

You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the six persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

Information Concerning the Board of Directors

Board Leadership Structure and Risk Oversight

The Board of Directors as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

Director Independence

As our common stock is currently listed for trading on the NYSE American, we have evaluated independence in accordance with the rules of the NYSE American Company Guide and the SEC with respect to each director and director nominee. Our board of directors undertook a review of the independence of its members and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon the information requested from and provided by each director concerning their background, employment, and affiliations, including family relationships, our Board has determined that each of the following non-employee directors are independent as that term is defined under the rules of the NYSE American Company Guide: Andre Keijsers, Berndt Hauptkorn, Tim Nixdorff and Adam Z. Epstein.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of capital stock by each non-employee director, and the transactions involving their affiliates described in this Annual Report.

All of the members of the Audit, Nomination, and Compensation Committees are also independent.

Based on these standards, our board of directors determined Jane Gottschalk and Max Gottschalk are not independent.

Director Compensation

During the fiscal year ended March 31, 2025, we paid cash and equity-based compensation to our non-employee directors for their service on our board of directors. We have reimbursed and will continue to reimburse all of our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.

As of March 31, 2025, our non-employee directors held 208,400 outstanding option awards to purchase or to be issued our common stock.

As of March 31, 2025, Jane Gottschalk, our current President and Chief Creative Officer, and a member of our board of directors, who was a non-employee director until August 2022, held options to purchase 68,172 shares of our common stock. We granted options to purchase 30,000 shares of our common stock each (for a total of 120,000 shares of our common stock) to Andre Keijsers, Tracy Barwin, Berndt Hauptkorn and Tim Nixdorff, our four independent directors, pursuant to and upon the terms and conditions of their Independent Director Agreements with us, vesting over a period of three years from the effective date of each such Independent Director Agreement. On March 5, 2024 we granted an additional 6,000 options to purchase our common stock to Berndt Hauptkorn and Tim Nixdorf, vesting over a period of three years from the effective date of each such Independent Director Agreement. On March 5, 2024 we granted an additional 13,200 options to purchase our common stock to Andre Keijsers and Tracy Barwin, vesting over a period of three years from the effective date of each such Independent Director Agreement.

We have implemented a compensation plan for our non-employee directors, such that non-employee directors will receive an annual cash retainer and/or an annual grant of stock options. Our committee chairpersons will not receive certain additional retainer fees. Our directors who are also our employees or officers will not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred in connection with their attendance at meetings.

Compensation to our board of directors will be reviewed annually, and changes will be recommended by the compensation committee and approved by our board of directors.

Board compensation will be reviewed annually, and changes will be recommended by the compensation committee and approved by our board of directors.

Director Compensation Table

The following table discloses the cash fees, bonuses and stock awards and total compensation earned, paid or awarded to each of our non-employee directors during the fiscal year ended March 31, 2025. Columns disclosing compensation under the headings “Non-Equity Incentive Plan Compensation,” and “Change in Pension Value and Nonqualified Deferred Compensation Earnings” are not included because no compensation in these categories was awarded to, earned by or paid to our non-employee directors in the fiscal year ended March 31, 2025. The dollar amounts shown are in U.S. dollars. The amounts originally in British pounds were converted to U.S. dollars for this table using the average of the average exchange rates for each fiscal month during the applicable fiscal year.

Name(1)	Fees Earned or Paid in Cash ($)	Bonus ($)	Option Awards ($)	Total ($)
Max Gottschalk	185,703	-	-	185,703	(2)
Tracy Barwin	50,000	-	-	50,000	(3)
Andre Keijsers	50,000	-	-	50,000	(3)
Berndt Hauptkorn	50,000	-	-	50,000	(3)
Tim Nixdorff	50,000	-	-	50,000	(3)

(1)	Mark Buckley, the prior Chief Executive Officer and a Director, Chath Weerasinghe, Chief Financial Officer and Jane Gottschalk a Director and President, Chief Creative Officer during the fiscal year ending March 31, 2025, are not included in this table as they were employees, and, thus, received no compensation for their services as a director. The compensation received by Mr. Buckley, Mr. Weerasinghe and Ms. Gottschalk as employees are disclosed in the section entitled “Executive Compensation - Summary Compensation Table” appearing elsewhere in this Proxy Statement. On January 31, 2025, the Company terminated Mark Buckley as Chief Executive Officer of the Company. Mr. Buckley continues to serve as a director of the Company. Mr. Buckley is not standing for reelection to the Board at the Annual Meeting.

(2)	The amount reported for Mr. Gottschalk represents consulting fees paid to him pursuant to the terms of his consulting agreement.

(3)	The amount reported for Ms. Barwin, Mr. Keijers, Mr. Hauptkorn and Mr. Nixdorff represent their director fees for the fiscal year ended March 31, 2025.

Consulting Agreements

Max Gottschalk

We, through PMA, are party to a consulting agreement with Max Gottschalk, dated May 15, 2019, which continues until terminated in accordance with its terms, during which Mr. Gottschalk is entitled to receive fees for services rendered amounting to £12,000 per month. These amounts are in lieu of any other cash payments or equity awards Mr. Gottschalk may otherwise have been entitled to receive as a member of our board of directors.

Independent Director Compensation

Andre Keijsers

On September 15, 2023, we entered into an Independent Director Agreement with Mr. Keijsers, under which he receives an annual cash fee of $50,000 (payable in monthly installments) and was granted options to purchase 30,000 shares of common stock under the 2021 Plan. On March 5, 2024, he received an additional grant of 13,200 options. All options vest annually over four years from the agreement date and have a five-year term, subject to continued service and the terms of the applicable plan and award agreements. We also entered into a standard indemnification agreement with Mr. Keijsers and reimburse pre-approved business expenses.

Berndt Hauptkorn

On September 15, 2023, we entered into an Independent Director Agreement with Mr. Hauptkorn, under which he receives an annual cash fee of $50,000 (payable in monthly installments) and was granted options to purchase 30,000 shares of common stock under the 2021 Plan. On March 5, 2024, he received an additional grant of 6,000 options. Option terms, vesting, and other conditions are consistent with those described above. We also entered into a standard indemnification agreement with Mr. Hauptkorn and reimburse pre-approved business expenses.

Tim Nixdorff

On January 18, 2024, we entered into an Independent Director Agreement with Mr. Nixdorff, under which he receives an annual cash fee of $50,000 (payable in monthly installments) and was granted options to purchase 30,000 shares of common stock under the 2021 Plan. On March 5, 2024, he received an additional grant of 6,000 options. Option terms, vesting, and other conditions are consistent with those described above. We also entered into a standard indemnification agreement with Mr. Nixdorff and reimburse pre-approved business expenses.

Tracy Barwin

On October 23, 2023, we entered into an Independent Director Agreement with Ms. Barwin, under which she receives an annual cash fee of $50,000 (payable in monthly installments) and was granted options to purchase 30,000 shares of common stock under the 2021 Plan. On March 5, 2024, she received an additional grant of 13,200 options. Option terms, vesting, and other conditions are consistent with those described above. We also entered into a standard indemnification agreement with Ms. Barwin and reimburse pre-approved business expenses. Ms. Barwin is not standing for reelection to the Board at the Annual Meeting.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each non-employee director, certain information concerning outstanding option awards as of March 31, 2025:

Name	Number of securities underlying unexercised options (exercisable) (#)	Number of securities underlying unexercised options (unexercisable) (#)	Option exercise price ($)	Option expiration date
Max Gottschalk	12,500	37,500	4.10	March 4, 2029	(1)
Tracy Barwin	10,800	32,400	4.10	March 4, 2034	(1)
Andre Keijsers	10,800	32,400	4.10	March 4, 2034	(1)
Berndt Hauptkorn	9,000	27,000	4.10	March 4, 2034	(1)
Tim Nixdorff	9,000	27,000	4.10	March 4, 2034	(1)

(1)	25% vesting on the first, second, third, and fourth anniversaries from director start date.

During fiscal 2025, our Board held 9 meetings, the Audit Committee held 1 meetings, the Compensation Committee held no meetings, and the Nominating and Corporate Governance Committee held no meetings. During the period for which a person served as a director, each director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by those committees of the Board of Directors on which such director served.

The Company’s policy is to encourage, but not require, Board members to attend annual member meetings.

Board Committees and Membership

We maintain the following committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of NYSE American Rule 803A(2). Each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors.

Audit Committee

Andre Keijsers, Berndt Hauptkorn, and Adam Epstein serve on the Audit Committee, which is chaired by Andre Keijsers. Our Board of Directors has determined that each are “independent” for audit committee purposes as that term is defined by the rules of the SEC and NYSE American, and that each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our Board of Directors has designated Andre Keijsers as an “audit committee financial expert,” as defined under the applicable rules of the SEC.

The Audit Committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
●	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
●	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
●	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
●	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
●	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

●	recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;
●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
●	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
●	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
●	reviewing quarterly earnings releases.

The Audit Committee has a Charter that is available on our website (https://investors.perfectmoment.com/corporate-governance.php).

Compensation Committee

Andre Keijsers and Tim Nixdorff serve on the Compensation Committee, which is chaired by Andre Keijsers. Our Board of Directors has determined that each member of the Compensation Committee is “independent” as defined in the applicable NYSE American rules and each member is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee’s responsibilities include:

●	annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;
●	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer;
●	reviewing and approving the compensation of our other executive officers;
●	reviewing and establishing our overall management compensation, philosophy and policy;
●	overseeing and administering our compensation and similar plans;
●	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the NYSE American Company Guide;
●	retaining and approving the compensation of any compensation advisors;
●	reviewing and making recommendations to our board of directors about our policies and procedures for the grant of equity-based awards;
●	evaluating and making recommendations to the board of directors about director compensation;
●	preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and
●	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

The Compensation Committee has a Charter that is available on our website (https://investors.perfectmoment.com/corporate-governance.php).

Nominating and Corporate Governance Committee

Andre Keijsers, Berndt Hauptkorn, Tim Nixdorff, and Adam Epstein serve on the Nominating and Corporate Governance Committee, which is chaired by Andre Keijsers. Our board of directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined in the applicable NYSE American rules.

The Nominating and Corporate Governance Committee’s responsibilities include:

●	developing and recommending to the board of directors criteria for board and committee membership;

●	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
●	reviewing the size and composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
●	identifying individuals qualified to become members of the board of directors;
●	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
●	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and
●	overseeing the evaluation of our board of directors and management.

The Nominating and Corporate Governance Committee has a Charter that is available on our website (https://investors.perfectmoment.com/corporate-governance.php).

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is currently or has been within the past three years one of our officers or an employee. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Corporate Governance Guidelines

We have adopted corporate governance guidelines, that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including the size and composition of the board, board membership criteria and director qualifications, director responsibilities, board agenda, meetings of independent directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, and management succession planning. A copy of our corporate governance guidelines is available on our website (https://www.investors.perfectmoment.com).

The Director Nomination Process

The Nominating and Corporate Governance Committee considers nominees from all sources, including stockholders. The Nominating and Corporate Governance Committee has the authority to lead the search for individuals qualified to become members of the Company’s Board of Directors and to select or recommend to the Board of Directors director nominees to be presented for stockholder approval. The Nominating and Governance Committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

The Board of Directors will consist of a majority of directors who (i) qualify as “independent” directors within the meaning of the listing standards of the NYSE American, as the same may be amended from time to time; and (ii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The Nominating and Corporate Governance Committee reviews with the Board the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. Our Board has determined not to establish term limits with regard to service on the Board in the belief that continuity of service and the past contributions of Board members who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. The Nominating and Corporate Governance Committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the Board may deem appropriate, including overall skills and experience.

Director Nominees by Stockholders. Director nominees provided by stockholders to the Nominating and Corporate Governance Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. When making a recommendation for a Board nominee to be evaluated by the Nominating and Corporate Governance Committee, stockholders should include all information about the candidate that is required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The written recommendation should be sent to the Corporate Secretary of the Company accompanied by the candidate’s written consent to be named in a proxy statement as a nominee, if recommended by the Nominating and Corporate Governance Committee and nominated by the Board, and to serve as a director if appointed or elected. Additional information about the candidate may be requested by the Nominating and Corporate Governance Committee from time to time, either from the recommended person or from the recommending shareholder.

Submission for Consideration at Annual Meeting. The Company’s bylaws provide that stockholders may nominate directors for consideration at an annual meeting provided they comply with the notice procedures set forth in the bylaws, which are further described in this proxy statement under “Stockholder Proposals.” Nominations made by stockholders in this manner are eligible to be presented by the stockholder at the meeting, but such nominees will not have been considered by the Nominating and Corporate Governance Committee as a nominee to be potentially supported by the Company.

Stockholder Communications

Any stockholder who desires to contact any of our Directors can write to Perfect Moment Ltd., 244 5th Ave Ste 1219, New York, NY 10001 Attention: Stockholder Relations. Your letter should indicate that you are a Perfect Moment Ltd. stockholder. Depending on the subject matter, our stockholder relations personnel will:

●	forward the communication to the Director(s) to whom it is addressed;
●	forward the communication to the appropriate management personnel; and
●	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our code of ethics can be found on our website (https://investors.perfectmoment.com/corporate-governance). We intend to disclose future amendments to, or waivers of, our Code, as and to the extent required by SEC regulations, at the same location on our website identified above or in public filings.

Employee, Officer and Director Hedging

Our Insider Trading Policy applies to our directors, officers, employees, consultants, and Affiliates as defined in the Insider Trading Policy. The policy prohibits directors, officers, designated employees and consultants from engaging in derivatives trading or hedging involving the Company’s securities.

Insider Trading Policies

We maintain an insider trading policy that applies to all directors, executive officers, employees, and consultants. The policy prohibits trading in our securities while in possession of material non-public information.

Compliance with Section 16(a)

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of the copies of such reports filed with the SEC and written representations from reporting persons, we believe that during the fiscal year ended March 31, 2025, all applicable Section 16(a) filing requirements were met in a timely manner, except Chath Weerasinghe, who filed one late Form 4, and Max Gottschalk, who filed one late Form 4.

Information Concerning Executive Officers

The following table sets forth the names, ages and titles of our executive officers:

Name	Age	Title
Executive Officers and Directors:
Jane Gottschalk	52	President, Chief Creative Officer and Director
Chath Weerasinghe	44	Chief Financial Officer and Chief Operating Officer

Jane Gottschalk – President, Chief Creative Officer and Director

See biography above under Director Nominees.

Chath Weerasinghe- Chief Financial Officer and Chief Operating Officer

Mr. Weerasinghe has served as our Chief Financial Officer since February 2025. He brings over a decade of senior finance and operations experience in the retail and apparel sector. Prior to joining the Company, he spent four years at Canada Goose, where he served as Senior Director of Finance & Services (2021-2022) and later as Vice President of Finance & Operations (2022-2024). From 2017 to 2021, he was Group Head of Finance and IT at MUJI Europe Holdings Limited, and previously held the role of European Finance and Accounting Manager at American Apparel (2011-2016). Mr. Weerasinghe holds a B.A. in Applied Accounting from Oxford Brookes University and an MBA from the University of East London. He completed the INSEAD Chief Operating Officer Executive Education Program in 2024 and is a Fellow of the Association of Chartered Certified Accountants (FCCA).

Family Relationships

Max Gottschalk, the Chairman of our board of directors, and Jane Gottschalk, and our President and Chief Creative Officer and a member of our board of directors, are husband and wife. There are no other family relationships among any of the directors or executive officers.

Transactions with Related Persons

We follow ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions. When and if we contemplate entering into a transaction in which any executive officer, director, nominee, or any family member of the foregoing would have a direct or indirect interest, regardless of the amount involved, the terms of such transaction are to be presented to our full board of directors (other than any interested director) for approval, and documented in the board minutes.

SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee of the company, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control.

In addition to the executive officer and director compensation arrangements discussed in “Executive Compensation,” the following is a description of all related person transactions that occurred since the beginning of the fiscal year ended March 31, 2025 through the date of this Proxy Statement.

Consulting Agreements with Directors

Certain directors of the Company and its subsidiaries provided consulting and advisory services to the Company, as non-employees, recognized in selling, general and administrative expenses in our consolidated financial statements contained elsewhere in this Annual Report. As of March 31, 2025, none of these expenses were unpaid.

Below are the directors of the Company and its subsidiaries, that provided consulting and advisory services during the fiscal year.

	Year Ended March 31, 2025	Year Ended March 31, 2024

(Amounts in thousands)
(A) Max Gottschalk (director of the Company)	$185	$181
(B) Tracy Barwin (director of the Company)	-	121
(C) Andre Keijsers(director of the Company)	-	22
Total Expenses	$185	$324

(A)	We, through PMA, are party to a consulting agreement with Max Gottschalk, dated May 15, 2019, which continues until terminated in accordance with its terms, during which Mr. Gottschalk is entitled to receive fees for services rendered amounting to £8,000 per month from April 2021 to November 2022 and £12,000 per month since December 2022. These amounts are in lieu of any other cash payments or equity awards Mr. Gottschalk may otherwise have been entitled to receive as a member of our board of directors.

(B)	We were party to a consulting agreement with Tracy Barwin, dated November 18, 2022, pursuant to which Ms. Barwin was entitled to receive £1,500 per day for services rendered with a minimum commitment of two days per month. These amounts were in lieu of any other cash payments or equity awards Ms. Barwin may otherwise have been entitled to receive as a member of our board of directors. The consulting agreement with Ms. Barwin was terminated in October 2023 and replaced by an independent director agreement.

Other Transactions with Related Persons

The Chairman has provided a $4,000 personal guarantee for the Company’s trade finance facility. The guarantee is a pay-on-demand guarantee securing the Company’s obligations under the trade finance facility, including interest and bank costs, fees and expenses, up to $4,000. The Chairman does not receive consideration in exchange for the personal guarantee.

In March 2025, the Company entered into securities purchase agreements with a company controlled by the Chairman whereby the Company issued 344,797 shares of Series AA Preferred Stock at an original issue price of $5.8005 per share for gross proceeds of $2,000.

In May 2025, the Company entered into a promissory note (the “Related Party Note”) with an entity controlled by the Chairman of the Company’s board of directors to borrow $500,000. The Related Party Note matures on December 31, 2025 and permits the Company to prepay the note in full without penalty at any time. If an Event of Default, as defined in the Related Party Note, occurs, the outstanding principal and accrued interest becomes due and payable immediately. Concurrently, with the closing of an offering in June 2025, the Related Party Note and accrued unpaid interest of totaling $508,000 was extinguished through the issuance of 1,692,694 shares of the Company’s common stock at a per share price of $0.30. The issuance of shares was approved and determined to be on terms and conditions at arm’s length as the share price was the same price extended to third parties as part of a share offering that closed on the same day.

Review, Approval or Ratification of Transactions with Related Parties

Our board of directors reviews and approves transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party. The material facts as to the related party’s relationship or interest in the transaction are disclosed to our board of directors prior to their consideration of such transaction, and the transaction is not considered approved by our board of directors unless a majority of the directors who are not interested in the transaction approve the transaction. Further, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction are disclosed to the stockholders, who must approve the transaction in good faith.

We have adopted a written related party transactions policy that such transactions must be approved by our audit committee or another independent body of our board of directors.

EXECUTIVE COMPENSATION

For the fiscal year ended March 31, 2025, our named executive officers (“Named Executive Officers”) include the following individuals who held executive roles during the year:

●	Mark Buckley, who served as Chief Executive Officer until his termination on January 31, 2025. Mr. Buckley continues to serve as a director of the Company. Mr. Buckley is not standing for reelection to the Board at the Annual Meeting.
●	Jeff Clayborne, who served as Chief Financial Officer from October 2023 until his termination on January 31, 2025.
●	Jane Gottschalk, who was appointed President of the Company effective February 3, 2025, and also continues to serve as our Chief Creative Officer.
●	Chath Weerasinghe, who was appointed Chief Financial Officer and Chief Operating Officer effective February 3, 2025.

These individuals are collectively referred to as our Named Executive Officers for the purposes of this Annual Report.

Summary Compensation Table

The following table summarizes the compensation of our Named Executive Officers during the fiscal year ended March 31, 2025.

The dollar amounts shown are in U.S. dollars. The amounts originally in British pounds were converted to U.S. dollars for this table using the average of the average exchange rates for each fiscal month during the applicable fiscal year.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)		All Other Compensation ($)		Total ($)

Mark Buckley	2025	349,269	(1)	-		-		-		-		349,269
Chief Executive Officer (until Jan. 31, 2025)	2024	314,225	(2)	187,916	(3)	1,230,000	(4)	-		2,086	(5)	1,734,227

Jeff Clayborne	2025	311,217	(1)	-		-		-		-		311,217
Chief Financial Officer (Oct. 2023 - Jan. 31, 2025)	2024	83,344	(6)	-		-		1,183,706	(8)	-		1,267,050

Jane Gottschalk	2025	257,921	(1)	-		-		-		-		1,493,964
President (from Feb. 3, 2025) and Chief Creative Officer	2024	251,380	(2)	187,916	(2)	-		1,054,668	(9)	-		1,493,964

Chath Weerasinghe	2025	64,480	(10)	20,000	(10)	240,000	(10)					324,480
Chief Financial Officer (from Feb. 3, 2025)

(1)	Reflects actual earnings for the fiscal year ended March 31, 2025.
(2)	Reflects actual earnings for the fiscal year ended March 31, 2024.
(3)	On February 12, 2024, we paid a bonus for the successful initial public offering and listing on NYSE American.

(4)	On March 5, 2024, we granted Mr. Buckley restricted stock units totaling $1,230,000 payable in 300,000 shares of our common stock pursuant to the terms of his employment agreement. The restricted stock units vest equally over four years on the anniversary date of his contractual start date. The price per share as reported by NYSE American on the day of issuance was $4.10 and was used to calculate fair market value. Restricted stock units were forfeited upon his termination as per his employment contract.
(5)	The amount reported in this column for Mr. Buckley represents PMUK contributions to the United Kingdom’s National Employment Savings Trust.
(6)	Reflects actual earnings for the fiscal year ended March 31, 2023, which may differ from approved 2023 base salary due to start date.
(7)	Reflects actual earnings for the fiscal year ended March 31, 2024, which may differ from approved 2023 base salary due to start date.
(8)	In December 2024, the Board cancelled Mr. Clayborne’s stock option grant for 300,000 shares and approved the grant of (i) 300,000 RSUs with a four-year annual vesting schedule beginning October 20, 2024, and (ii) 106,667 RSUs with a four-year annual vesting schedule beginning October 20, 2025, at a grant date fair value of $1.12 per RSU. Mr. Clayborne’s employment was terminated on January 31, 2025, and a total of 371,467 RSUs were forfeited upon termination.
(9)	On March 5, 2024, we granted Ms. Gottschalk a stock option to purchase up to 300,000 shares of our common stock at an exercise price of $4.10 per share. The option is not currently vested and will vest equally over four years from July 18, 2023, and will expire on March 4, 2029.
(10)	On February 3, 2025, we entered into an employment agreement with Mr. Weerasinghe for his service as Chief Financial Officer and Chief Operating Officer, which provides for a base salary of £300,000 per year and a sign-on bonus of £20,000 paid on his start date. He is eligible for a performance bonus of up to 50% of base salary. On February 3, 2025, we granted Mr. Weerasinghe 300,000 RSUs under the 2021 Equity Incentive Plan at a grant date fair value of $0.80 per unit. The RSUs will vest as follows: 75,000 on the first anniversary of the grant date, and 18,750 quarterly thereafter over three years, subject to continued service.

Employment Agreements

Named Executive Officers

Mark Buckley

On October 21, 2022, we entered into an employment agreement with Mr. Buckley through PMUK for his service as Chief Executive Officer, effective November 7, 2022. He also served as acting Chief Financial Officer until October 2023. Mr. Buckley receives an annual base salary of £250,000 and is eligible for performance-based bonuses. In lieu of options originally contemplated at $0.01 per share (below fair market value), he was granted 300,000 RSUs vesting over four years. Mr. Buckley also serves as a member of our board of directors.

The agreement may be terminated by either party with three months’ notice, or by the Company with immediate effect upon payment in lieu of notice. The Company may also terminate without notice for cause, including material breach, gross misconduct, or dishonesty. Mr. Buckley is subject to 12-month post-termination non-solicitation covenants.

Mr. Buckley’s employment as Chief Executive Officer was terminated on January 31, 2025. Restricted stock units were forfeited upon his termination as per his employment contract.

Mr. Buckley was a director of the Company as of March 31, 2025.

Jane Gottschalk

On September 7, 2022, we entered into an employment agreement with Ms. Gottschalk through PMUK for her role as Chief Creative Officer, effective September 1, 2022. She receives an annual base salary of £200,000 and was eligible for a £50,000 guaranteed bonus on her first anniversary, which she waived. Future bonuses are performance-based. On February 3, 2025, the Board appointed Ms. Gottschalk as President of the Company in addition to her ongoing role as Chief Creative Officer.

In December 2024, the Board approved the cancellation of Ms. Gottschalk’s 300,000 stock options and granted her 300,000 RSUs under the 2021 Equity Incentive Plan, with a four-year annual vesting schedule beginning October 20, 2024.

The agreement may be terminated by either party with three months’ notice or by the Company with immediate effect upon payment in lieu of notice. The Company may also terminate without notice for cause, including material breach, gross misconduct, or dishonesty. Ms. Gottschalk is subject to 12-month post-termination non-solicitation restrictions.

Chath Weerasinghe - Chief Financial Officer (from Feb. 3, 2025)

On February 3, 2025, the Company entered into an employment agreement (the “Employment Agreement”) with Chath Weerasinghe for his service as Chief Financial Officer and Chief Operating Officer of the Company.

The terms of Mr. Weerasinghe’s Employment Agreement provide for a base salary of £300,000 per year and allow for a performance bonus of up to 50% of Mr. Weerasinghe’s annual salary subject to achieving certain performance targets. Additionally, per the terms of the Employment Agreement, Mr. Weerasinghe will receive a sign-on bonus of £20,000, to be paid on Mr. Weerasinghe’s start date, February 3, 2025. In addition, Mr. Weerasinghe will be entitled to participate in the Company’s 2021 Equity Incentive Plan, with 300,000 restricted stock units (the “RSUs”) to be granted as of Mr. Weerasinghe’s start date. The RSUs will vest over a period of four years pursuant to a Restricted Stock Unit Agreement, with 75,000 RSUs vesting on the twelve (12) month anniversary of the start date and the remaining RSUs will vest quarterly over three years, with 18,750 RSUs vesting per quarter.

Other Executive Officers

Jeff Clayborne

On October 20, 2023, we entered into an employment agreement with Mr. Clayborne for his service as Chief Financial Officer, which was amended on January 22, 2024. The agreement provided for an annual base salary of $275,000 and eligibility for a discretionary annual bonus. The initial term was two years, subject to automatic one-year renewals unless terminated by either party with 30 days’ notice.

In December 2024, the Board cancelled Mr. Clayborne’s stock option grant for 300,000 shares and approved the grant of (i) 300,000 RSUs with a four-year annual vesting schedule beginning October 20, 2024, and (ii) 106,667 RSUs with a four-year annual vesting schedule beginning October 20, 2025, at a grant date fair value of $1.12 per RSU. Mr. Clayborne’s employment was terminated on January 31, 2025, and a total of 371,467 RSUs were forfeited upon termination.

The agreement provided for severance of three months’ base salary and a lump sum of $13,300 if terminated without cause or for good reason, subject to customary conditions including a release of claims. Mr. Clayborne was also subject to one-year post-termination non-compete and non-solicitation restrictions, and confidentiality and indemnification provisions.

As of March 31, 2025, Mr. Clayborne held no options and no vested RSUs.

UK National Employment Savings Trust

Our subsidiary in the United Kingdom, PMUK, is required by the applicable local laws and regulations to make contributions to the United Kingdom’s National Employment Savings Trust for all eligible personnel, including Mark Buckley, our former Chief Executive Officer and former acting Chief Financial Officer. During the fiscal year ended March 31, 2025 and March 31, 2024, we contributed $1.7 thousand and $1.7 thousand, respectively, to NEST on behalf of Mr. Buckley.

2021 Equity Incentive Plan

The board of directors and stockholders adopted our 2021 Equity Incentive Plan on August 24, 2021. Our 2021 Equity Incentive Plan, as amended (the “2021 Plan”), provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to our employees and our parent and subsidiary corporations’ employees, and for the grant of non-statutory stock options, stock appreciation rights, restricted stock, RSUs, performance units, and performance shares to our employees, directors, and consultants and our parent and subsidiary corporations’ employees and consultants. As of June 30, 2025, there were 4,299,957 shares of our common stock granted or available for grant under the 2021 Plan of which 1,571,807 are allocated to employees and consultants (vested and non-vested), 208,400 are allocated to Directors (vested and non-vested), and 2,519,750 were unallocated.

Authorized Shares

The number of shares of our common stock available for issuance under the 2021 Plan also includes an annual increase on the first day of each fiscal year beginning with the fiscal year ending March 31, 2025 and ending on (and including) the fiscal year ending March 31, 2031, in an amount equal to the least of:

●	500,000 shares of our common stock; or

●	such number of shares of our common stock as the administrator may determine.

If an award granted under the 2021 Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program or, with respect to restricted stock, RSUs, performance units, or performance shares, is forfeited to, or repurchased by, us due to failure to vest, then the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2021 Plan (unless the 2021 Plan has terminated). With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the 2021 Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2021 Plan (unless the 2021 Plan has terminated). Shares that actually have been issued under the 2021 Plan under any award will not be returned to the 2021 Plan; provided, however, that if shares issued pursuant to awards of restricted stock, RSUs, performance shares, or performance units are repurchased or forfeited to us due to failure to vest, such shares will become available for future grant under the 2021 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2021 Plan. To the extent an award is paid out in cash rather than shares, the cash payment will not result in a reduction in the number of shares available for issuance under the 2021 Plan.

Plan Administration

The board of directors or one or more committees appointed by the board of directors will administer the 2021 Plan. In addition, if we determine it is desirable to qualify transactions under the 2021 Plan as exempt under Rule 16b-3, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2021 Plan, the administrator has the power to administer the 2021 Plan and make all determinations deemed necessary or advisable for administering the 2021 Plan, including the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreement for use under the 2021 Plan, determine the terms and conditions of awards (including the exercise price, the time or times when the awards may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2021 Plan and awards granted under it, prescribe, amend, and rescind rules and regulations relating to the 2021 Plan, including creating sub-plans, and modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), temporarily suspend the exercisability of an award if the administrator deems such suspension to be necessary or appropriate for administrative purposes, and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator may institute and determine the terms of an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have a higher or lower exercise price or different terms), awards of a different type and/or cash, (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, determinations, and interpretations are final and binding on all participants.

Stock Options

Stock options may be granted under the 2021 Plan in such amounts as the administrator will determine in accordance with the terms of the 2021 Plan. The exercise price of options granted under the 2021 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an option will be stated in the award agreement, and in the case of an incentive stock option, may not exceed 10 years. With respect to any participant who owns stock representing more than 10% of the voting power of all classes of our outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares, or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After a participant ceases to provide service as an employee, director, or consultant, he or she may exercise his or her option for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if the cessation of service is due to death or disability, the option will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the cessation service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2021 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2021 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights will expire upon the date determined by the administrator and set forth in the award agreement. After a participant ceases to provide service as an employee, director, or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if cessation of service is due to death or disability, the stock appreciation rights will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the cessation of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2021 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash, shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock

Restricted stock may be granted under the 2021 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator (if any). The administrator will determine the number of shares of restricted stock granted to any employee, director, or consultant and, subject to the provisions of the 2021 Plan, will determine any terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

RSUs may be granted under the 2021 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of the 2021 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria, and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares, or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

Performance Units and Performance Shares

Performance units and performance shares may be granted under the 2021 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting provisions in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. Performance units will have an initial dollar value established by the administrator on or prior to the date of grant. Performance shares will have an initial value equal to the fair market value of our common stock on the date of grant. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares, or in some combination thereof.

Non-Employee Directors

The 2021 Plan provides that all outside (non-employee) directors will be eligible to receive all types of awards (except for incentive stock options) under the 2021 Plan. In order to provide a maximum limit on the awards that can be made to our non-employee directors, the 2021 Plan provides that in any given fiscal year, a non-employee director may not be paid, issued, or granted equity awards (including awards issued under the 2021 Plan) with an aggregate value (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) and any other compensation (including without limitation any cash retainers or fees) that, in the aggregate, exceed $500,000 (excluding awards or other compensation paid or provided to him or her as a consultant or employee). The maximum limits do not reflect the intended size of any potential grants or a commitment to make grants to our outside directors under the 2021 Plan in the future.

Non-Transferability of Awards

Unless the administrator provides otherwise, the 2021 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2021 Plan, the administrator will adjust the number and class of shares that may be delivered under the 2021 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2021 Plan.

Dissolution or Liquidation

In the event of our proposed dissolution or liquidation, the administrator will notify participants as soon as practicable prior to the effective date of such proposed transaction and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

The 2021 Plan provides that in the event of our merger with or into another corporation or entity or a change in control (as defined in the 2021 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices, (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control, (iii) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control, (iv) (A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment), or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion, or (v) any combination of the foregoing. The administrator will not be obligated to treat similarly all awards, all awards a participant holds, all awards of the same type, or all portions of awards.

In the event that the successor corporation does not assume or substitute for the award (or portions thereof), the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciations rights (or portions thereof) that is not assumed or substituted for, all restrictions on restricted stock, RSUs, performance shares, and performance units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary. Additionally, in the event an option or stock appreciation right (or portions thereof) is not assumed or substituted for in the event of a merger or change in control, the administrator will notify each participant in writing or electronically that the option or stock appreciation right (or its applicable portion), as applicable, will be exercisable for a period of time determined by the administrator in its sole discretion, and the option or stock appreciation right (or its applicable portion), as applicable, will terminate upon the expiration of such period.

With respect to awards granted to an outside director, in the event of a change in control, the outside director’s options and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and RSUs will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting requirements for his or her performance shares and units will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary.

The following table sets forth, for each executive officer, certain information concerning outstanding restricted stock awards as of March 31, 2025:

Name	Number of securities underlying unvested restricted stock awards (#)	Fair Value ($)	Vest date
Chath Weerasinghe	300,000	0.80	February 2, 2026	(1)

(1)	Fully vests on the fourth anniversary from contractual start date.

The following table sets forth, for each executive officer, certain information concerning outstanding option awards as of March 31, 2025:

Name	Number of securities underlying unexercised options (exercisable) (#)	Number of securities underlying unexercised options (unexercisable) (#)	Option exercise price ($)	Option expiration date
Jane Gottschalk	68,172	-	3.50	January 1, 2027	(1)

(1)	All shares have fully vested.

Clawback Policy

Awards are subject to the Company’s clawback policy, which was adopted on January 19, 2024 pursuant to Section 811 of the NYSE American Company Guide, Section 10D of the Exchange Act, and Rule 10D-1 promulgated under the Exchange Act (the “Clawback Policy”). The Clawback Policy requires us to recoup incentive-based compensation from current and former executive officers in the event of an accounting restatement, subject to certain exceptions set forth in the policy. In addition, our board of directors, acting as the administrator of the Clawback Policy (such administrator to be the Compensation Committee if so designated by the board of directors) also may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. The administrator of the Clawback Policy may require a participant to forfeit, return, or reimburse us all or a portion of the award and any amounts paid under the award pursuant to the terms of the Clawback Policy or applicable laws.

Amendment; Termination

The administrator has the authority to amend, alter, suspend, or terminate the 2021 Plan provided such action does not materially impair the existing rights of any participant. The 2021 Plan will automatically terminate in 2031, unless terminated sooner.

Enterprise Management Incentive Sub-Plan

The 2021 Plan includes an Enterprise Management Incentive Sub-Plan for the purpose of granting options to participants residing in the United Kingdom in compliance with the laws of the United Kingdom.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock, including Series AA Preferred Stock on an as converted basis;
●	each of our named executive officers;
●	each of our directors and director nominees; and
●	all of our current executive officers, directors and director nominees as a group.

Applicable percentage ownership is based on 35,221,933 shares of Common Stock and 924,921 shares of Series AA Preferred Stock currently converting at a rate of five shares of Common Stock for every one share of Series AA Preferred Stock outstanding at November 21, 2025. The table below includes ownership of the Series AA Preferred Stock on an as converted basis.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the SEC and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within sixty (60) days through the conversion or exercise of any convertible security, warrant, option, or other right. More than one (1) person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within sixty (60) days, by the sum of the number of shares outstanding as of such date.

Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our Common Stock listed below have sole voting and investment power with respect to the shares shown.

Unless otherwise noted below, the address of each person listed on the table is c/o Perfect Moment Ltd., 244 5th Ave Ste 1219, New York, NY 10001.

	Shares Beneficially
	Owned
Name of Beneficial Owner	Shares	%
Named Executive Officers and Directors
Max Gottschalk(1)	8,051,220	20.21%
Jane Gottschalk(2)	8,051,220	20.21%
Andre Keijsers(3)	54,485	*
Berndt Hauptkorn(4)	13,587	*
Tim Nixdorff(5)	13,587	*
Adam Epstein(6)	706,040	1.8%
Chath Weerasinghe(7)	15,625	*
All directors and executive officers as a group	8,854,544	22.22%
5% Beneficial Owners:
Reeve Benaron(8)	5,851,995	14.7%
Bard Associates, Inc.(9)	4,400,000	11.0%
X3 Higher Moment Fund LLC (10)	3,172,858	8.0%

*	Less than 1%.

(1)	Consists of (i) 3,915,116 shares of common stock held of record by JGA; (ii) 1,692,694 shares of common stock issued to JGA as consideration for the extinguishment of unpaid principal and interest on an outstanding promissory note totaling $507,808 at the per share price of $0.30 during the offering completed on June 30, 2025; (iii) 68,172 shares of common stock issuable upon the exercise of stock options by Mr. Gottschalk’s spouse, Jane Gottschalk; (iv) 50,000 stock options were cancelled and repurchased for cash on August 7, 2025, pursuant to a one-time repurchase approved by the Board. Additionally, Mr. Gottschalk beneficially owns 344,797 shares of Series AA Preferred Stock through JGA that currently convert at a rate of five shares of Common Stock for every one share of Series AA Preferred Stock.
(2)	Consists of (i) 3,915,116 shares of common stock held of record by JGA; (ii) 1,692,694 shares of common stock issued to JGA as consideration for the extinguishment of unpaid principal and interest on an outstanding promissory note totaling $507,808 at the per share price of $0.30 during the offering completed on June 30, 2025; (iii) 68,172 shares of common stock issuable upon the exercise of stock options by Jane Gottschalk. Ms. Gottschalk beneficially owns 344,797 shares of Series AA Preferred Stock that currently convert at a rate of five shares of Common Stock for every one share of Series AA Preferred Stock.
(3)	Consists of 13,045 shares of common stock and 41,440 shares of common stock issuable upon the exercise of stock options vesting within sixty days of the Record Date.
(4)	Consists of 13,587 shares of common stock issuable upon the exercise of restricted stock units vesting within sixty days of the Record Date.
(5)	Consists of 13,587 shares of common stock issuable upon the exercise of restricted stock units vesting within sixty days of the Record Date.
(6)	Consists of 16,440 shares of common stock issuable upon the exercise of stock options vesting within sixty days of the Record Date. Mr. Epstein indirectly beneficially owns 77,580 and 60,340 shares of Series AA Preferred Stock, held by Blue Opportunity Fund LP (“Blue”) and MAZE Focus Fund LP (“Focus”), respectively, that currently convert at a rate of five shares of Common Stock for every one share of Series AA Preferred Stock. Mr. Epstein is the managing member of MAZE Investments LLC, which is the general partner of Blue and Focus.
(7)	Consists of 15,625 shares of common stock issuable upon the exercise restricted stock units vesting within sixty days of the Record Date.
(8)	Consists of (i) 3,990,000 shares of common stock held of record by Kahala 19; and (ii) 1,000,000 shares of common stock. Mr. Benaron owns 172,399 shares of Series AA Preferred Stock through Kahala 19 that currently convert at a rate of five shares of Common Stock for every one share of Series AA Preferred Stock.
(9)	Consists of 4,400,000 shares of Common Stock.
(10)	Consists of (i) 3,172,858 of common stock, (ii) the total excludes a warrant to purchase up to 3,204,908 shares of Common Stock at an exercise price o $0.46822.

Audit Committee Report to Stockholders

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended March 31, 2025 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

Respectfully submitted,

THE AUDIT COMMITTEE

Andre Keijsers, Chair

Berndt Hauptkorn

Adam Epstein

The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

PROPOSAL TWO

TO APPROVE AN AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN 1-FOR-5 TO 1-FOR-20, AS DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS

As of October 7, 2025, the Board of the Company adopted, approved and declared advisable, an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), which would effect, at the Board’s discretion, a reverse stock split of all issued and outstanding shares of our Common Stock, at a ratio ranging from 1-for-5 to 1-for-20 (the “Reverse Stock Split”) to be determined by the Board. The Reverse Stock Split would be effected no later than June 11, 2026. Our Board has recommended that the amendment be submitted to the stockholders of the Company for approval. The primary purpose of the Reverse Stock Split is to maintain the Company’s listing on the NYSE American LLC (“NYSE American”).

Our stockholders are being asked to approve the proposed amendment pursuant to this Proposal Two to effect a Reverse Stock Split of the issued and outstanding shares of Common Stock. Accordingly, effecting a Reverse Stock Split would reduce the number of outstanding shares of Common Stock. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation, which we refer to as the “Certificate of Amendment”, is attached hereto as Appendix A.

We are proposing that our Board have the discretion to select the Reverse Stock Split ratio from within a range between and including 1-for-5 to 1-for-20, rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below. If Proposal Two is approved, the Company, at its discretion, will file the Certificate of Amendment no later than June 11, 2026, setting forth the Reverse Stock Split ratio determined by the Board, with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective on the date of filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such time and/or date as is set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

Reasons for Effecting the Reverse Stock Split

On December 11, 2024, the Company received a notification from the NYSE American LLC (“NYSE American”) that the Company was not in compliance with the minimum stockholders’ equity requirements of Section 1003(a)(ii) of the NYSE American Company Guide (the “Company Guide”) and had become subject to the procedures and requirements of Section 1009 of the Company Guide. The Company was required to submit a plan of actions it intended to take to regain compliance with NYSE American listing standards. On January 10, 2025, the Company submitted its plan to regain compliance. On March 4, 2025, the Company received a second notification from NYSE Regulation that it also was not in compliance with Section 1003(a)(i) of the Company Guide. In addition, NYSE Regulation accepted the Company’s plan and granted a plan period through June 11, 2026 to regain compliance with NYSE American continued listing standards. The Company must also provide quarterly updates to NYSE Regulation staff.

Although the notification had no immediate effect on the listing or trading of the Company’s common stock on the NYSE American, and the notification does not affect the Company’s business, operations or reporting requirements with the US Securities and Exchange Commission, the Board and management of the Company have considered that a reverse stock split would increase the price per share of our Common Stock in order to maintain our listing on the NYSE American. In addition, the Board believes that the Reverse Stock Split would make our Common Stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

No further action on the part of the stockholders will be required to implement the Reverse Stock Split, or to select the specific ratio for the Reverse Stock Split. If this Amendment Proposal is approved, the Board would make the determination as to the final ratio of the Reverse Stock Split which will be reflected in the Certificate of Amendment. The description of the Amendment set forth herein is a summary only and is qualified in its entirety by and subject to the full text of the form of the Certificate of Amendment.

Our Board of Directors believes that the increased market price of our Common Stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

●	Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

●	Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

The Board believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our common stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity. While the Board believes that the Company’s Common Stock would trade at higher prices after the consummation of the Reverse Stock Split, there can be no assurance that the increase in the trading price will occur, or, if it does occur, that it will equal or exceed five to twenty times the market price of the common stock prior to the Reverse Stock Split.

Our Board strongly believes that the Reverse Stock Split is necessary to maintain our listing on the NYSE American. Accordingly, the Board has proposed the Amendment for approval by our stockholders at the Annual Meeting to permit the Board to effect the Reverse Stock Split if the Board determines it is advisable at any time prior to June 11, 2026.

Principal Effects of the Reverse Stock Split

The Reverse Stock Split would have the following effects based upon 35,221,933 shares of Common Stock issued and outstanding as of the Record Date. In the following discussion, we provide examples of the effects of the Reverse Stock Split at the lower-end of the range of the Ratio and at the higher-end of the range of the Ratio.

If the Reverse Stock Split is approved at the low end of the range:

●	in a 1-for-5 Ratio, every five shares of our Common Stock issued and outstanding immediately prior to the Reverse Stock Split effective date (the “Old Shares”) owned by a stockholder will automatically and without any action on the part of the stockholders be converted into one (1) share of Common Stock (the “New Shares”); and

●	the number of shares of our Common Stock issued and outstanding will be reduced from 35,221,933 shares to approximately 7,044,387 shares.

If the Reverse Stock Split is approved at the high end of the range:

●	in a 1-for-20 Ratio, every twenty of our Old Shares owned by a stockholder would be exchanged for one (1) New Share; and

●	the number of shares of our Common Stock issued and outstanding will be reduced from 35,221,933 shares to approximately 1,761,097 shares.

Common Stock. The Reverse Stock Split will be effected simultaneously for all of our outstanding shares of Common Stock and the exchange ratio will be the same for all of our outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. As described below, stockholders and, upon exercise, holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Shares of Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

Fractional Shares. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the final ratio determined by the Board, will be entitled to a number of shares of New Shares rounded up  to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Convertible Securities. All outstanding preferred stock, options, warrants, notes, debentures and other securities convertible into shares of the Company’s Common Stock will be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, the conversion ratio for each security will be reduced, and the conversion price or exercise price, if applicable, will be increased, in accordance with the terms of each security and based on the ratio in the range between and including 1-for-5 shares and 1-for-20 shares, with the final ratio to be determined by the Company’s Board.

Equity Incentive Plan. The number of shares then reserved for issuance under our 2021 Equity Incentive Plan will be reduced proportionally based on the Reverse Stock Split ratio selected by the Board. The shares underlying the awards granted pursuant to the 2021 Equity Incentive Plan will be reduced proportionally based on the Reverse Stock Split ratio selected by the Board.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the Company’s Common Stock through the Amendment is intended, absent other factors, to increase the per share market price of the Common Stock. Other factors, however, such as the Company’s financial results, market conditions, the market perception of the Company’s business and other risks, including those set forth below and in the Company’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended March 31, 2025, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock. The effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted with any certainty and the Company cannot assure you that the Reverse Stock Split will result in a sustained increase in the price of the Common Stock for any meaningful period of time, or at all. The Board believes that the Reverse Stock Split has the potential to increase the market price of the Common Stock and therefore may help to satisfy the Minimum Bid Price Requirement. However, the long- and short-term effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of the Common Stock, which could lead to increased interest in the Common Stock and possibly promote greater liquidity for the Company’s stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding Common Stock, which may lead to reduced trading and a smaller number of market makers for the Common Stock. There also can be no assurance the Reverse Stock Split will enhance the Company’s ability to engage in capital raising activities.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their shares of Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in the overall market capitalization of the Company. If the per share market price of the Common Stock does not increase in proportion to the ratio, then the value of the Company, as measured by the market capitalization of the Company, will be reduced.

Impact of a Reverse Stock Split If Implemented

The Reverse Stock Split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Charter Amendment will be that:

●	the number of issued and outstanding Common Stock (and treasury shares, if any), will be reduced proportionately based on the final ratio, as determined by the Board;

●	based on the final Ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and

●	the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final Ratio.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split is effected.

Accounting Matters. The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion to the Reverse Stock Split ratio (that is, in a 1-for-5 Reverse Stock Split, the stated capital attributable to our Common Stock will be reduced to one-fifth of its existing amount and in a 1-for-20 Reverse Stock Split, the stated capital attributable to our Common Stock will be reduced to one-twentieth of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will also be increased because there will be fewer shares of our Common Stock outstanding.

Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split was not proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to our Board and stockholders. Other than the Reverse Stock Split, our Board does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

The number of shares held by each individual stockholder will be reduced if the Reverse Stock Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. If the proposed Reverse Stock Split is implemented, our Common Stock will continue to be reported on NYSE American under the symbol “PMNT.” We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

The Reverse Stock Split will be accomplished by our Board of Directors passing a resolution to effect the Reverse Stock Split (the “Board Resolution”). The Reverse Stock Split will become effective at such future date and the exact ratio to be as determined by the Board and an amendment will be made to the Company’s Amended and Restated Certificate of Incorporation and filed with the Secretary of State of the State of Delaware (which we refer to as the “Effective Time”) following passing of the Board Resolution. As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Stock Split has been effected.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold Common Stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

In general, the federal income tax consequences of a Reverse Stock Split will vary among stockholders depending upon whether they receive solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock or a full share in lieu of a fractional share. We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder who holds a number of shares of Common Stock not evenly divisible by the Ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A stockholder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the stockholder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the stockholder’s basis in their shares of Common Stock by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the Reverse Stock Split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to this Proposal Two, and we will not independently provide our stockholders with any such right if the Reverse Stock Split is implemented.

Vote Required and Board’s Recommendation

Approval of the amendment to effect the Reverse Stock Split requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) by stockholders present in person via the live webcast or represented by proxy at which a quorum is present at the Annual Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Proposal Two is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on this proposal by such bank, broker or other holder of record. Abstentions will have no effect on the proposal, based on the Company’s Bylaws, and will be considered present for the purposes of determining the presence of a quorum.

Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT AND THE AMENDMENT.

PROPOSAL THREE

TO APPROVE AN AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM ONE HUNDRED MILLION TO FIVE HUNDRED MILLION

On October 7, 2025, the Board of Directors adopted, subject to stockholder approval, an amendment to Article IV of our Certificate of Incorporation (the “Authorized Shares Increase Amendment”) to increase the number of authorized shares of Common Stock from one hundred million (100,000,000) shares to five hundred million (500,000,000) shares. The following discussion is qualified by the text of the form of amendment for the Authorized Shares Increase, which is set forth in Appendix B attached to this proxy statement. The Board believes that the Authorized Shares Increase is necessary to maintain flexibility to issue shares of Common Stock for future corporate needs.

The additional authorized shares of Common Stock would have rights identical to our current issued and outstanding shares of Common Stock. Issuance of the additional shares of Common Stock would not affect the rights of the holders of our issued and outstanding shares of Common Stock, except for effects incidental to any increase in the number of shares of Common Stock issued and outstanding, such as dilution of earnings per share and voting rights.

If the Authorized Shares Increase Proposal is approved by stockholders at the Annual Meeting, then it will become effective upon filing of a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State, which filing is expected to occur promptly following the Annual Meeting. The Board reserves the right, notwithstanding stockholder approval of the Authorized Shares Increase Proposal and without further action by our stockholders, not to proceed with the Authorized Shares Increase at any time before it becomes effective.

Capitalization

Our Certificate of Incorporation currently authorizes up to 100,000,000 shares are authorized Common Stock and 10,000,000 shares are authorized preferred stock, par value $0.0001 per share. As of the Record Date, we had 924,921 shares of Series AA Preferred Stock issued and outstanding and the Authorized Shares Increase Proposal does not affect the number of authorized shares of preferred stock. As of the Record Date, the following shares of Common Stock were issued or reserved for future issuance:

●	35,221,933 shares were issued and outstanding;
●	1,214,435 shares of Common Stock remain reserved for issuance under our equity compensation plan;
●	an aggregate of approximately 4,624,605 shares are issuable upon conversion of Series AA Preferred Stock, at the current conversion price of $1.1601 as of the Record Date (as described in more detail in the “Series AA Preferred Stock Conversion Proposal” below); and
●	an aggregate of 3,204,908 shares are issuable upon exercise of the Warrant 1 issued to X3 (as described in more detail in the “X3 Proposal” below).

Based on the above, we currently have approximately 55,734,119 authorized shares of Common Stock available for issuance. The foregoing does not include the shares of Common Stock that are issuable pursuant to the ELOC Transaction, the Series AA Preferred Stock Conversion on the proposed amended terms, and the Warrants to X3 on the proposed amended terms, in each case, as described in more detail in the proposals below. Accordingly, we do not believe the current authorized share amount is sufficient to permit us to respond to potential business opportunities or to pursue important objectives designed to enhance stockholder value, or to recruit and retain employees, directors, officers and consultants. In consideration of the foregoing, the Board approved the Authorized Shares Increase Amendment in substantially the form set forth in Appendix B and has recommended that our stockholders do the same.

Reasons for the Charter Amendment

We believe that an increase in the authorized shares of Common Stock would place us in a more comparable position to our peers and our competitors, and will result in greater flexibility and additional potential opportunities in the future by allowing us to take any one or a combination of the following general corporate initiatives to optimize stockholder value and support our growth plans:

●	raise additional growth capital through Common Stock offerings and offerings of securities convertible or exercisable into Common Stock;
●	provide equity incentives to attract and retain employees, officers, or directors;
●	acquire businesses, technologies, product franchises, or other assets through merger and/or acquisition activity using Common Stock as consideration; or
●	issue Common Stock for other corporate purposes.

Without an increase in the number of authorized shares of Common Stock, the number of remaining shares of Common Stock may be insufficient to complete one or more of the above transactions, if and when the Board of Directors deems it to be in the best interests of the stockholders to do so. We believe that having the additional authorized shares available to the Company for issuance, upon approval of the Board, will be beneficial to us and our stockholders by allowing us to promptly consider and respond to future business opportunities as they arise, including in relation to acquisition opportunities, which are competitive and time-sensitive.

The additional authorized shares of Common Stock under the Authorized Shares Increase Proposal will provide us with essential flexibility to use our Common Stock, without further stockholder approval (except to the extent such approval may be required by law or by applicable exchange listing standards) for any proper corporate purposes, including, without limitation, raising capital through one or more future public offerings or private placements of equity securities, expanding our business, acquisition transactions, entering into strategic relationships, providing equity-based compensation and/or incentives to employees, consultants, officers and directors, effecting stock dividends or for other general corporate purposes. Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes. Due to market, industry, and other factors, the delay involved in calling and holding a stockholders’ meeting to approve an increase in authorized shares at the time a business opportunity presents itself may prevent us from timely pursuing opportunities, or may significantly adversely affect the economic or strategic value of that opportunity. In particular, without additional authorized shares of Common Stock, we may not be able to fully utilize the $25 million ELOC transaction as described in Proposal 5 below, and will be severely restricted in our ability to pursue the additional financing required to support and grow our business.

We currently have no specific plans, arrangements, or understandings to issue additional shares of Common Stock, except for the routine and ongoing issuances under our equity incentive plans, and we have not allocated any specific portion of the proposed increase in authorized common shares to any particular purpose. We continually evaluate our capital structure and may consider an equity offering if, among other things, market conditions are favorable or there is a favorable business opportunity.

If the Authorized Shares Increase Proposal is not approved by our stockholders, we may not be able to fully utilize the $25 million ELOC transaction and our business development and financing alternatives will be limited by the lack of sufficient unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed, perhaps severely, by this limitation. In summary, if our stockholders do not approve the Authorized Shares Increase Proposal, we may not be able to access the capital markets, conduct strategic business development initiatives, add to our product pipeline, and pursue other business opportunities integral to our growth and success, all of which could severely harm our company and our future prospects.

Possible Effects of the Amendment

If this Proposal Three is approved and adopted by our stockholders, we will file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of Delaware shortly after the Annual Meeting. If this Proposal Three to amend the Certificate of Incorporation is not approved and adopted, the above-described amendment will not become effective.

The increase in authorized shares of our Common Stock under the Authorized Shares Increase Proposal will not have any immediate effect on the rights of existing stockholders. However, because the holders of our Common Stock do not have any preemptive rights, future issuance of shares of Common Stock or securities exercisable for or convertible into shares of Common Stock could have a dilutive effect on our earnings per share, book value per share, voting rights of stockholders and could have a negative effect on the price of our Common Stock.

The Board has not proposed the increase in the number of authorized shares of Common Stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of our Company. Under certain circumstances, however, the additional authorized shares could be used in a manner that has an anti-takeover effect. For example, the additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of our company or could be issued to persons allied with the Board or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the Authorized Shares Increase Proposal is approved by stockholders, the additional shares of authorized Common Stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder or group of holders of a large block of Common Stock, or the replacement or removal of one or more directors or members of management.

Vote Required

Approval of the Authorized Shares Increase Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) by stockholders present in person via the live webcast or represented by proxy at which a quorum is present at the Annual Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” OR “ABSTAIN” on this proposal. Proposal Three is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on this proposal by such bank, broker or other holder of record. Abstentions will have no effect on the proposal, based on the Company’s Bylaws, and will be considered present for the purposes of determining the presence of a quorum.

Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE APPROVAL OF THE AUTHORIZED SHARES INCREASE.

PROPOSAL FOUR

TO APPROVE, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTIONS 713(A) AND (B), THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF SERIES AA PREFERRED STOCK AT A REDUCED CONVERSION PRICE

Background and Overview

On March 28, 2025, the Company entered into a securities purchase agreement (the “Series AA Purchase Agreement”) with certain purchasers (the “Investors”). The Company sold 924,921 shares (each, a “Share” and collectively, the “Shares”) of its 12.00% Series AA Convertible Preferred Stock, par value $0.0001 per share (the “Series AA Preferred Stock”), at a price of $5.8005 per share. Each share of Series AA Preferred Stock is convertible into shares of Common Stock of the Company at a conversion price of $1.1601 (the “Initial Conversion Price”).

As of November 5, 2025, the Board of the Company and a majority of the holders of Series AA Preferred Stock adopted, approved and declared advisable, a certificate of amendment (the “COD Amendment”) to the Certificate of Designations of 12.00% Series AA Convertible Preferred Stock (the “Certificate of Designation”) which provides that the Initial Conversion Price would be reduced to $0.46822 (the “New Conversion Price”) and each share of Series AA Preferred Stock would automatically convert into shares of Common Stock at the New Conversion Price upon filing of the COD Amendment (the “Series AA Conversion”). The text of the proposed form of COD Amendment is attached hereto as Appendix C. If this proposal is approved by the stockholders, the Company intends to file the COD Amendment and effect the Series AA Conversion promptly after the annual meeting.

We are seeking stockholder approval, for purposes complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, of the issuance of shares of our Common Stock upon conversion of the Series AA Preferred Stock in excess of the “Beneficial Ownership Limitation” provided for in the Certificate of Designations of 12.00% Series AA Convertible Preferred Stock (the “Certificate of Designation”) at the New Conversion Price, which is referred to as the “Series AA Preferred Stock Conversion Proposal.”

Notwithstanding stockholder approval of this Proposal Four, the Board will retain the right to abandon and not file the COD Amendment at any time without any further action by the Company’s stockholders if the Board determines it is in the best interest of the Company and its stockholders to do so. In addition, it is anticipated that, if approved, the Series AA Conversion will be effected prior to the Company’s implementation of the Reverse Stock Split. If the Reverse Stock Split is implemented prior to the Series AA Conversion, then the New Conversion Price will be adjusted proportionately to reflect the Reverse Stock Split.

The stockholders who are also holders of Series AA Preferred Stock will abstain from voting on Proposal Four.

Series AA Preferred Stock

The following summary of the terms of the Series AA Preferred Stock is not complete and is subject to and qualified in its entirety by the provisions of the Certificate of Designation, which was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on April 2, 2025.

Stated Value. Each share of Series AA Preferred Stock has an initial stated value of $5.8005, subject to appropriate adjustment in relation to certain events, such as recapitalizations, stock dividends, stock splits, stock combinations, reclassifications or similar events affecting our Series AA Preferred Stock.

Dividends. The holders of the shares of Series AA Preferred Stock are entitled to receive a twelve percent (12%) annual, non-cumulative dividend payable monthly in cash.

Optional Conversion. At any time and from time to time, a holder of the shares of Series AA Preferred Stock may, at its option, convert any portion of shares of Series AA Preferred Stock at a rate equal to the stated value divided by $1.1601.

Voting Rights. The Series AA Preferred Stock have no voting rights relative to matters submitted to a vote of our stockholders (other than as required by law). However, we may not, without the affirmative vote or written consent of the holders of a majority of the then issued and outstanding Series AA Preferred Stock: (i) amend or waive any provision of the certificate of designation or otherwise take any action that modifies any powers, rights, preferences, privileges or restrictions of the Series AA Preferred Stock (other than an amendment solely for the purpose of changing the number of shares of Series AA Preferred Stock designated for issuance as provided in the certificate of designation); (ii) authorize, create or issue shares of any class of stock having rights, preferences or privileges as to dividends or distributions upon a liquidation that are superior to the Series AA Preferred Stock; or (iii) amend our articles of incorporation in a manner that adversely and materially affects the rights of the Series AA Preferred Stock.

Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of the Series AA Preferred Stock then outstanding will be entitled to receive in cash an amount per share equal to the greater of (a) the Original Issue Price, plus any dividends declared but unpaid thereon; or (b) such amount per share as would have been payable had all shares of Series AA Preferred Stock been converted into Common Stock pursuant hereto immediately prior to such liquidation, dissolution, winding up or Deemed Liquidation Event (the amount payable pursuant to this sentence is hereinafter referred to as the “Liquidation Preference”) out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders, before any amount will be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series AA Preferred Stock.

Ranking. The Series AA Preferred Stock ranks senior to our common stock with respect to the preferences provided for in the Certificate of Designation as to distributions and payments upon the liquidation, dissolution and winding up of the Company.

Amendments. The Certificate of Designation may be amended by obtaining the affirmative vote of a majority of the outstanding shares of Series AA Preferred Stock, voting separately as a single class.

Beneficial Ownership Limitation. The holder’s ability to convert Series AA Preferred Stock is subject to a “Beneficial Ownership Limitation.” Under the Beneficial Ownership Limitation, the total number of Series AA Conversion Shares issuable upon conversion of outstanding Series AA Preferred Stock may not exceed 4.99% of our issued and outstanding Common Stock. However, upon notice to the Company, a holder may increase or decrease the Beneficial Ownership Limitation to not exceed 9.99% of our issued and outstanding Common Stock. The Beneficial Ownership Limitation will not apply if we obtain stockholder approval to issue the shares of Common Stock in excess of the applicable cap as required by NYSE American Company Guide Section 713.

COD Amendment

The following summarizes the terms and conditions of the COD Amendment, is not purported to be complete and is subject to and qualified in its entirety by the provisions of the COD Amendment, which form is attached hereto as Appendix C.

Conversion Price. The Initial Conversion Price is reduced from $1.1601 to $0.46822 (the “New Conversion Price”).

Mandatory Conversion. Upon effectiveness of the COD Amendment, all shares of Series AA Preferred Stock will automatically convert into shares of Common Stock at the New Conversion Price.

Reason for Proposal

NYSE American Company Guide Section 713(a) requires stockholder approval when shares will be issued in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of the issuer’s outstanding stock for less than the Minimum Price (as defined therein). Based upon NYSE American Company Guide Section 713(a), we cannot issue in excess of 3,778,931 shares of our Common Stock, unless (i) we obtain stockholder approval to exceed such exchange cap or (ii) the issuances of Common Stock pursuant to the Certificate of Designation are made at or above the applicable price. At the time of filing of the Certificate of Designation, the Initial Conversion Price was at or above the applicable Minimum Price. However, the COD Amendment seeks to reduce the Initial Conversion Price to the New Conversion Price, which would result in the issuance of approximately 11,458,298 shares of Common Stock to the holders of the Series AA Preferred Stock.

In addition, NYSE American Company Guide Section 713(b) requires a company listed on the NYSE American to obtain stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. Although NYSE American has not adopted any rule as to what constitutes a “change of control,” a change of control may be deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. A “change of control” under NYSE American Company Guide Section 713(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law, our organizational documents or any other purpose.

Stockholder approval of Proposal Four will constitute stockholder approval for purposes of NYSE American Company Guide Sections 713(a) and (b).

Potential Adverse Effects of Approval of Proposal Four

If Proposal Four is approved, the shares of Series AA Preferred Stock will convert into shares of our Common Stock and existing stockholders will suffer significant dilution in their ownership interests in the future upon the issuance of shares of our Common Stock upon conversion of the Series AA Preferred Stock.

Potential Consequences If Proposal Four Is Not Approved

Our Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the securities purchase agreement, as the private placement of the Series AA Preferred Stock has already been completed and the shares of Series AA Preferred Stock have already been issued and sold. We are only asking for approval to issue shares of our Common Stock in excess of 19.99% of our Common Stock outstanding immediately before such private placement at the reduced New Conversion Price upon automatic conversion of the Series AA Preferred Stock.

The failure of our stockholders to approve this Proposal Four will mean that the ability of holders to convert Series AA Preferred Stock into Common Stock will continue to be limited by the applicable 9.99% cap, the conversion price of the Series AA Preferred Stock will continue to be the Initial Conversion Price and the Series AA Preferred Stock will remain outstanding in accordance with the current terms of the Certificate of Designation. The shares of Series AA Preferred Stock that remain outstanding will:

●	continue to rank senior to our Common Stock with respect to the payment of dividends, distributions and payments upon our liquidation, dissolution and winding up; and
●	continue to receive a twelve percent (12%) annual, non-cumulative dividend payable monthly in cash.

Vote Required and Board’s Recommendation

Approval of the Series AA Preferred Stock Conversion Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) by stockholders present in person via the live webcast or represented by proxy at which a quorum is present at the Annual Meeting and entitled to vote thereon present in person via the live webcast or represented by proxy at which a quorum is present at the Annual Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have no effect on the Series AA Preferred Stock Conversion Proposal, based on the Company’s Bylaws, and will be considered present for the purposes of determining the presence of a quorum. Brokerage firms do not have authority to vote beneficial owners’ shares held by the firms in street name on this proposal. If you do not instruct your broker how to vote, a broker non-vote will occur. Broker non-votes will have no effect on this proposal.

THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND

A VOTE “FOR” THE SERIES AA PREFERRED STOCK CONVERSION PROPOSAL.

PROPOSAL FIVE

TO APPROVE, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTION 713(A), THE POTENTIAL ISSUANCE AND SALE OF SHARES OF COMMON STOCK PURSUANT TO A PURCHASE AGREEMENT WITH AN EQUITY LINE INVESTOR, IN EXCESS OF 20% OF OUR OUTSTANDING COMMON STOCK

Overview

The Company is seeking stockholder approval for the potential issuance of shares of the Company’s Common Stock by the Company under applicable listing rules and regulations of NYSE American.

On October 7, 2025, the Company entered into a Equity Purchase Agreement (the “Purchase Agreement”) with Mast Hill, L.P. (the “Investor”) effective as of October 7, 2025. The information set forth in this ELOC Share Issuance Proposal is qualified in its entirety by reference to the full text of the Purchase Agreement attached as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on October 10, 2025. Stockholders are urged to carefully read this document. Capitalized terms used herein but not otherwise defined have the meaning ascribed to them in the Purchase Agreement.

Pursuant to the Purchase Agreement, the Company has the right to issue and sell to the Investor, from time to time, up to $25 million worth of shares (the “Put Shares”) of the Company’s Common Stock, subject to the terms and conditions specified in the Purchase Agreement. Under the Purchase Agreement, the Company may, at its discretion, issue and sell Put Shares to the Investor by delivering written notice (“Put Notice”). The Company may direct the Investor to purchase Put Shares (i) in a minimum amount not less than $5,000 and (ii) in a maximum amount up to the lesser of (a) $500,000 or (b) 20% of the Average Daily Trading Value (as defined in the Purchase Agreement). The approval of the Company’s stockholders and a second approval of the Company’s Board of Directors is required to effectuate the transactions contemplated by the Equity Purchase Agreement.

The number of Put Shares to be purchased by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning more than the 4.99%. In addition, unless the Company obtains approval from its stockholders, it may not effect any sales of the Put Shares under the Purchase Agreement and the Investor will not have the obligation to purchase Put Shares under the Purchase Agreement to the extent that such issuance would exceed 7,018,296 shares (the “Exchange Cap”).

The Purchase Agreement will automatically terminate on the earlier of (i) the date on which the Investor shall have purchased Put Shares pursuant to the Purchase Agreement equal to the Maximum Commitment Amount, (ii) twenty-four (24) months after the date of the Purchase Agreement, (iii) written notice of termination by the Company to the Investor (which shall not occur during the applicable valuation period or at any time that the Investor holds any of the Put Shares), (iv) the Registration Statement is no longer effective after the initial effective date of the Registration Statement, or (v) the date that, pursuant to or within the meaning of any bankruptcy law, the Company commences a voluntary case or any person commences a proceeding against the Company, a custodian is appointed for the Company or for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors. The Company has the right to terminate the Purchase Agreement at any time by written notice to the Investor, except during any Valuation Period or at any time the Investor holds any of the Put Shares.

Neither the Purchase Agreement nor any rights of the Investor or the Company thereunder may be assigned by either party to any other person.

No provision of the Purchase Agreement may be amended or waived by the Company or the Investor from and after the date that is one trading day immediately preceding the initial filing of the Registration Statement with the Securities and Exchange Commission. Subject to the immediately preceding sentence, (i) no provision of the Purchase Agreement may be amended other than by a written instrument signed by the Company and the Investor, (ii) no provision of the Purchase Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought.

The floor price is $0.10 per share of Common Stock (the “Floor Price”); provided, however, that the Company may in its sole discretion decrease the Floor Price at any time by giving written notice of such decrease to Investor. The Floor Price is subject to appropriate adjustments for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock, including the Reverse Stock Split. As long as the Purchase Agreement remains in effect, the Company must obtain the prior written consent of the Investor to enter into any other Equity Line of Credit or Variable Rate Transaction with any other party.

The net proceeds received by the Company under the Purchase Agreement will depend on the frequency and prices at which the Company sells Shares to the Investor. The Company expects that any proceeds received from such sales to the Investor will be used for working capital and general corporate purposes.

Reason for Proposal

Because our Common Stock is listed on the NYSE American, we are subject to NYSE American’s rules and regulations. We are seeking stockholder approval of the ELOC Transaction Proposal in order to comply with NYSE American Company Guide Section 713(a).

NYSE American Company Guide Section 713(a) requires stockholder approval when shares will be issued in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of the issuer’s outstanding stock for less than the Minimum Price (as defined therein). Based upon NYSE American Company Guide Section 713(a), we cannot issue in excess of 7,018,296 shares of our Common Stock, unless (i) we obtain stockholder approval to exceed the Exchange Cap or (ii) the issuances of Common Stock pursuant to the Purchase Agreement are made at or above the applicable price. Pursuant to the terms of the Purchase Agreement, stockholder approval to issue shares in excess of the Exchange Cap is required as a condition to the Purchaser’s obligation under the Purchase Agreement to purchase additional shares of Common Stock once the Exchange Cap is reached (to the extent the Exchange Cap is applicable).

Our Board of Directors has determined that the Purchase Agreement and our ability to issue shares of our Common Stock pursuant to the equity line thereunder in excess of the Exchange Cap is in the best interests of our company and stockholders as the Purchase Agreement provides us with a reliable source of capital for working capital and general corporate purposes.

Our Board of Directors is not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement, as the Purchase Agreement has already been executed. In order to retain maximum flexibility to issue and sell up to the maximum of $25 million of shares of Common Stock, we are seeking stockholder approval to issue, pursuant to the Purchase Agreement, 20% or more of our issued and outstanding Common Stock as of October 6, 2025 (the date immediately preceding the execution of the Purchase Agreement).

Potential Adverse Effects of Approval of Proposal Five

If Proposal Five is approved, each additional share of our Common Stock that would be issuable to the Purchaser would have the same rights and privileges as each share of our currently outstanding Common Stock. The issuance of shares of our Common Stock to the Purchaser pursuant to the terms of the Purchase Agreement will not affect the rights of the holders of our outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of Common Stock issuable to the Purchaser could adversely affect prevailing market prices of our Common Stock.

Potential Consequences if Proposal Five is Not Approved

If our stockholders do not approve the ELOC Transaction Proposal, we will be limited in our ability to sell to shares of Common Stock under the Purchase Agreement that the Purchaser has committed to purchase pursuant to the Purchase Agreement, thereby preventing us from raising significant amount of funds under the Purchase Agreement. Accordingly, if stockholder approval of the ELOC Transaction Proposal is not obtained, we may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. Our ability to successfully implement our business plan and growth strategies and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.

Vote Required; Board of Directors Recommendation

Approval of the ELOC Transaction Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) by stockholders present in person via the live webcast or represented by proxy at which a quorum is present at the Annual Meeting and entitled to vote thereon. present in person via the live webcast or represented by proxy at which a quorum is present at the Annual Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have no effect on the ELOC Transaction Proposal, based on the Company’s Bylaws, and will be considered present for the purposes of determining the presence of a quorum. Brokerage firms do not have authority to vote beneficial owners’ shares held by the firms in street name on this proposal. If you do not instruct your broker how to vote, a broker non-vote will occur. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTION 713(A), OF THE POTENTIAL ISSUANCE AND SALE OF 20% OR MORE OF OUR SHARES OF COMMON STOCK PURSUANT TO THE PURCHASE AGREEMENT WITH AN EQUITY LINE INVESTOR.

PROPOSAL SIX

TO APPROVE, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTIONS 713(A) AND (B), OF THE POTENTIAL ISSUANCE OF SHARES OF OUR COMMON STOCK PURSUANT TO A SECURITIES PURCHASE AGREEMENT AND RELATED WARRANTS THE WARRANT TO X3 HIGHER MOMENT FUND

General

On August 27, 2025, the Company entered into a Securities Purchase Agreement (the “X3 Purchase Agreement”) with X3 Higher Moment Fund LLC (“X3”) to issue and sell (i) 3,172,858 shares of Common Stock (the “Closing Shares”) and (ii) a warrant (the “Warrant 1”) to purchase up to 3,204,908 shares of Common Stock (“Warrant 1 Shares” and together with the Closing Shares, the “Initial Closing Shares”). The per share purchase price of the shares of Common Stock and the Warrant 1 exercise price are each $0.46822, which represents the average closing price of the Common Stock as reported on the NYSE American for the five trading days immediately preceding the signing of the X3 Purchase Agreement. Warrant 1 contains a beneficial ownership limitation, which provides that the total number of Warrant 1 Shares issuable upon exercise of Warrant 1 may not exceed 9.99% of our issued and outstanding Common Stock (the “X3 Beneficial Ownership Limitation”). However, upon at least 61 days’ notice to the Company, X3 may increase or decrease such X3 Beneficial Ownership Limitation, not to exceed 19.99% of our issued and outstanding Common Stock (the “X3 Exchange Cap”), provided that such X3 Exchange Cap will not apply if we obtain stockholder approval to issue the shares of Common Stock in excess of such X3 Exchange Cap.

Pursuant to the X3 Purchase Agreement, the Closing Shares and Warrant 1 were issued to X3 on August 27, 2025, the initial closing date. The X3 Purchase Agreement provided that, subject to the approval of our stockholders, Warrant 1 would be amended and restated to provide for: (i) preemptive rights of X3 to participate in future financings by the Company, pro rata, except in connection with certain excluded issuances; (ii) the right of X3 to match any proposal to provide equity or debt financing to the Company so long as X3 holds at least 4.99% of the outstanding common stock of the Company; and (iii) weighted average anti-dilution price protection, with customary carve outs including for the excluded issuances (the foregoing, collectively, the “Amended Warrant 1”). The X3 Purchase Agreement also provided that, subject to the approval of our stockholders, the Company would issue to X3 an additional warrant (“Warrant 2”) to purchase up to an amount of shares of Common Stock equal to the difference between (i) 19.99% of the number of shares of Common Stock of the Company outstanding as of the closing date of the Series AA Preferred Stock Conversion and (ii) the Initial Closing Shares (such amount, the “Warrant 2 Shares” and together with the Initial Closing Shares, the “X3 Shares”).  If approved by our stockholders, Warrant 2 will be issued in substantially the same form as Warrant 1 as amended and restated by the Amended Warrant 1, including the X3 Beneficial Ownership Limitation. The X3 Purchase Agreement also provided that the Company would seek the approval of our stockholders to issue all shares issuable under the X3 Purchase Agreement, including Warrant 1 and 2, in excess of the X3 Exchange Cap. If, despite the Company’s reasonable best efforts, stockholder approval for Proposal Six is not obtained at the Annual Meeting, the Company will hold an additional stockholder meeting quarterly thereafter until stockholder approval for Proposal Six is obtained.

The X3 Purchase Agreement contained representations, warranties, covenants and closing conditions customarily contained in agreements for such financing. The X3 Purchase Agreement also requires the consent of X3 until the date of the Company’s annual meeting to (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any of its equity securities or securities convertible into its equity securities, other than in connection with an exempt issuance, the Series AA Preferred Stock Conversion or the issuance of Warrant 2 or (ii) file any registration statement or other than with respect to the Initial Closing Shares. The information set forth in this Proposal Six is qualified in its entirety by reference to the full text of the X3 Purchase Agreement attached as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on August 27, 2025. Stockholders are urged to carefully read this document.

The issuance of Warrant 2 is conditioned upon the closing of the Series AA Preferred Stock Conversion. The forms of the Amended Warrant 1 and Warrant 2 are attached hereto as Appendix D-1 and Appendix D-2, respectively, and the discussion herein relating to Amended Warrant 1 and Warrant 2 is qualified in its entirety by reference to the forms of such documents. Stockholders are urged to carefully read these documents.

The issuance of Warrant 2 is contingent on Proposal Four being approved, meaning that if the stockholders approve Proposal Six, but not Proposal Four, Warrant 2 will not be issued.

For further information regarding the foregoing agreements and transactions, please refer to our Current Report on Form 8-K filed with the SEC on August 27, 2025. The discussion herein relating to the X3 Purchase Agreement and Warrant 1 is qualified in its entirety by reference to the transaction documents filed as exhibits to such Current Report on Form 8-K.

Reason for Proposal

Pursuant to the X3 Purchase Agreement, the Company agreed to hold a meeting of stockholders for the purpose of obtaining stockholder approval for the amendment of Warrant 1 and the issuance of Warrant 2 and the X3 Shares.

Because our Common Stock is listed on the NYSE American, we are subject to NYSE American’s rules and regulations. We are seeking stockholder approval of the X3 Proposal in order to comply with NYSE American Company Guide Sections 713(a) and (b).

NYSE American Company Guide Section 713(a) requires stockholder approval when shares will be issued in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of the issuer’s outstanding stock for less than the Minimum Price (as defined therein). Based upon NYSE American Company Guide Section 713(a), we cannot issue in excess of 7,018,296 shares of our Common Stock, unless (i) we obtain stockholder approval to exceed the X3 Exchange Cap or (ii) the issuances of Common Stock pursuant to the X3 Purchase Agreement are made at or above the applicable price. Because the terms of each of the Amended Warrant 1 and Warrant 2 would result in an issuance of 20% or more of the Company’s outstanding shares of Common Stock and the exercise price pursuant to the terms of the Amended Warrant 1 and Warrant 2 could be reduced to below the applicable Minimum Price, we must first obtain stockholder approval to permit the issuance of each of the Amended Warrant 1 and Warrant 2 and the X3 Shares.

In addition, NYSE American Company Guide Section 713(b) requires a company listed on the NYSE American to obtain stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. Although NYSE American has not adopted any rule as to what constitutes a “change of control,” a change of control may be deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. A “change of control” under NYSE American Company Guide Section 713(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law, our organizational documents or any other purpose. Because the exercise of each of the Amended Warrant 1 and Warrant 2 may result in a change of control, we must first obtain stockholder approval to permit the exercise of such warrants for the X3 Shares.

Stockholder approval of Proposal Six will constitute stockholder approval for purposes of NYSE American Company Guide Sections 713(a) and (b).

Potential Adverse Effects of Approval of Proposal Six

The issuance of the X3 Shares will have a dilutive effect on other stockholders in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such X3 Shares. In addition, the sale into the public market of the X3 Shares could materially and adversely affect the market price of our Common Stock.

Vote Required

Approval of the Issuance of each of Amended Warrant 1 and Warrant 2 and the X3 Shares requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) by stockholders present in person via the live webcast or represented by proxy at which a quorum is present at the Annual Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have no effect on the this proposal, based on the Company’s Bylaws, and will be considered present for the purposes of determining the presence of a quorum. Brokerage firms do not have authority to vote beneficial owners’ shares held by the firms in street name on this proposal. If you do not instruct your broker how to vote, a broker non-vote will occur. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” APPROVAL OF THE AMENDMENT AND ISSUANCE OF WARRANTS AND X3 SHARES TO X3 HIGHER MOMENT FUND LLC.

PROPOSAL SEVEN

TO RATIFY WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING MARCH 31, 2026

The Audit Committee has appointed Weinberg & Company, P.A. (“Weinberg”) to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending March 31, 2026. Weinberg does not expect to have a representative present at the Annual Meeting.

We are asking our stockholders to ratify the selection of Weinberg as our independent registered public accounting firm for the fiscal year ending March 31, 2026. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Weinberg to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Vote Required

The affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve the ratification of Weinberg as our independent registered public accounting firm. Abstentions will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum. Because this proposal is considered to be routine under NYSE rules, if you hold your shares in street name, your broker, bank or other agent may vote your shares on this Proposal Seven in its discretion, even if you do not provide voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR RATIFICATION OF WEINBERG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING MARCH 31, 2026

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures to oversee the external audit process and pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our Board of Directors or Audit Committee, as applicable, before the respective services were rendered.

The following table provides information regarding the fees billed to us by Weinberg in the fiscal years ended March 31, 2025 and 2024. All fees described below were approved by the Audit Committee:

	For the fiscal years
	ended March 31
	2025	2024
Audit Fees(1)	$272	$266
Audit Related Fees(2)	44	37
Tax Fees	-	-
All Other Fees(3)	-	177
Total Fees:	$316	$480

(1)	Audit fees includes the audit of our annual financial statements and services that are normally provided by the independent auditors in connection with engagements for those fiscal years.
(2)	Audit-Related Fees consists of assurance and related services by the independent auditor that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”.
(3)	All Other Fees consists of fees for other miscellaneous items. Such fees also include the fees related to the Company’s initial public offering.

PROPOSAL EIGHT

TO APPROVE THE ADJOURNMENT PROPOSAL

If at the Annual Meeting, the number of votes represented by shares of capital stock entitled to vote present or represented by proxy and voting in favor of Proposals No. One, Two, Three, Four, Five, Six and Seven is insufficient to approve the proposal or establish a quorum, our Board may move to adjourn the Annual Meeting in order to enable our Board to continue to solicit additional proxies in favor of such proposal.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning or postponing the Annual Meeting and any later adjournments, if necessary. If our stockholders approve the Adjournment Proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal One, Proposal Two, Proposal Three, Proposal Four, Proposal Five, Proposal Six and Proposal Seven including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against Proposal One, Proposal Two, Proposal Three, Proposal Four, Proposal Five, Proposal Six and Proposal Seven have been received, we could adjourn or postpone the Annual Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Vote Required for Approval of this Proposal and Recommendation

Approval of the Adjournment Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) by stockholders present in person via the live webcast or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. If you own shares through a bank, broker or other holder of record, those shares may be voted on this proposal by such bank, broker or other holder of record. Abstentions will have no effect on the proposal, based on the Company’s Bylaws, and will be considered present for the purposes of determining the presence of a quorum.

THE BOARD RECOMMENDS

A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO ESTABLISH A QUORUM AND/OR SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE PROPOSALS NO. ONE, TWO, THREE, FOUR, FIVE, SIX AND SEVEN.

STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our annual meeting of stockholders in fiscal year 2027 must comply with the procedures specified in our Bylaws and submit the same in writing, by mail, first-class postage pre-paid, to the Company’s Corporate Secretary, not less than 90 but no more than 120 calendar days in advance of the one year anniversary of the previous year’s annual meeting of stockholders. For the annual meeting of stockholders to be held in fiscal year 2027, a proposal must be received between September 16, 2026 and October 16, 2026 (unless we hold our annual meeting more than 30 days earlier next year, in which case the deadline will be a reasonable period of time prior to the date we begin to print and send our proxy materials for the annual meeting). Our Board of Directors will review any stockholder proposals that are submitted as required and, with the assistance of our Corporate Secretary, will determine whether such proposals meet the criteria prescribed by Rule 14a-8 under the Exchange Act for inclusion in our fiscal year 2027 proxy solicitation materials or consideration at the annual meeting of stockholders in fiscal year 2027. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

To be eligible for consideration at the annual meeting of stockholders to be held in fiscal year 2027, any proposal that is a proper subject for consideration and any nomination for director which has not been submitted by the deadline for inclusion in the proxy statement (as set forth above) must comply with the requirements specified in Rule 14a-4(c) under the Exchange Act. These requirements include, among other things, that any such proposal or nomination be received by the Corporate Secretary not less than 45 calendar days in advance of the one year anniversary of the mailing date of the previous year’s proxy materials. For the annual meeting of stockholders to be held in fiscal year 2027, a proposal must be received not later than October 12, 2026. Any stockholder considering submitting a nominee or proposal for action at such annual meeting of stockholders is directed to the Company’s Bylaws, which contain additional requirements as to submission of nominations for directors or proposals for stockholder action. Copies of the Bylaws may be obtained upon request to the Company’s Corporate Secretary. Stockholder proposals or nominations must include the specified information concerning the stockholder and the proposal or nominee as described in our Bylaws.

In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 15, 2026.

All submissions to, or requests of, the Corporate Secretary should be made to Perfect Moment Ltd., 244 5th Ave Ste 1219, New York, NY 10001.

OTHER MATTERS

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended March 31, 2025 (the “Annual Report”), is available on our website (https://investors.perfectmoment.com/sec-filings.php). We will provide copies of the exhibits to the Annual Report upon payment of a nominal fee to cover the reasonable expenses of providing those exhibits. Requests should be directed to our Corporate Secretary by phone at 315-615-6156 or by mail to Perfect Moment Ltd., 244 5th Ave Ste 1219, New York, NY 10001. The Annual Report and the exhibits thereto also are available free of charge from the SEC’s website (http:// www.sec.gov.). The Annual Report is not to be considered as proxy solicitation material.

By Order of the Board of Directors,

/s/ Jane Gottschalk
November 25, 2025	Jane Gottschalk
President

Appendix A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PERFECT MOMENT LTD.

(a Delaware corporation)

PERFECT MOMENT LTD., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Perfect Moment Ltd. The Corporation was incorporated by filing its Certificate of Incorporation with the Delaware Secretary of State on January 11, 2021, as corrected by the Certificate of Correction filed with the Secretary of State of the State of Delaware on January 25, 2021. On February 9, 2024, the Corporation filed a Amended and Restated Certificate of Incorporation, which was amended by a Certificate of Designation filed March 28, 2025 (as amended, the “Certificate of Incorporation”).

SECOND: Pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”), of Article IV of the Certificate of Incorporation is hereby amended by adding the following subsection (c) thereto:

(c) Reverse Stock Split. At the Effective Time of this Certificate of Amendment,

(i) Each [*] [(#)] share of Common Stock, par value $0.0001 per share (the “Common Stock”) issued and outstanding immediately prior to the Effective Time shall be automatically combined into and automatically become one (1) validly issued, fully paid and non-assessable share of Common Stock of the Corporation, without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”);

(ii) No fractional shares shall be issued in connection with the Reverse Stock Split; any fractional shares resulting from Reverse Stock Split that are held by an individual stockholder will be aggregated subsequent thereto and each such fractional share resulting from such aggregation shall be rounded up to the nearest whole share;

(iii) In each case, the authorized shares of the Corporation shall remain as set forth in the Certificate of Incorporation.

THIRD: The foregoing amendments were duly adopted and approved by the board of directors and the stockholders of the Corporation pursuant to Section 242 of the DGCL.

FOURTH: On [_______], 202__, the board of directors of the Corporation determined that each [____] [(#)] shares of the Corporation’s Common Stock, par value $0.0001 per share, outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.0001 per share. The Corporation publicly announced this ratio on [_______], 2025.

FIFTH: This Certificate of Amendment shall become effective at 12:01 a.m. (local time in Wilmington, Delaware) on ________, 202__.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this ____ day of _______ 202__.

PERFECT MOMENT LTD.

By:
Jane Gottschalk
President

Appendix B

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PERFECT MOMENT LTD.

(a Delaware corporation)

PERFECT MOMENT LTD., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Perfect Moment Ltd. The Corporation was incorporated by filing its Certificate of Incorporation with the Delaware Secretary of State on January 11, 2021, as corrected by the Certificate of Correction filed with the Secretary of State of the State of Delaware on January 25, 2021. On February 9, 2024, the Corporation filed a Amended and Restated Certificate of Incorporation, which was amended by a Certificate of Designation filed March 28, 2025 (as amended, the “Certificate of Incorporation”).

SECOND: Pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”), of Article IV of the Certificate of Incorporation is hereby amended by replacing subsection (a) thereto with the following:

A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 500,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”), and (ii) 10,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).

THIRD: The foregoing amendments were duly adopted and approved by the board of directors and the stockholders of the Corporation pursuant to Section 242 of the DGCL.

FOURTH: This Certificate of Amendment shall become effective at 12:01 a.m. (local time in Wilmington, Delaware) on ________, 202__.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this ____ day of _______ 202__.

PERFECT MOMENT LTD.

By:
Jane Gottschalk
President

Appendix C

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF

12.00% SERIES AA CONVERTIBLE PREFERRED STOCK OF

PERFECT MOMENT LTD.

PERFECT MOMENT LTD., a corporation organized and existing under the laws of the State of Delaware (the “Company”), and acting pursuant to Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), and ARTICLE IV, Section B of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), does hereby certify as follows for the purpose of amending and restating certain provisions of the Company’s Certificate of Designations, Preferences, Limitations, Restrictions and Relative Rights of 12.00% Series AA Convertible Preferred Stock (the “Series AA Certificate of Designation”), filed on March 28, 2025 with the Delaware Secretary of State, to adjust certain terms of the Company’s 12.00% Series AA Convertible Preferred Stock, par value $0.0001 per share (the “Series AA Preferred Stock”) and to add provisions for automatic conversion of the Series AA Preferred Stock by the Company:

1. The name of the corporation is Perfect Moment Ltd., a Delaware corporation (the “Corporation”).

2. The definition of “Conversion Price” in the Series AA Certificate of Designation is hereby amended and restated as follows:

“‘Conversion Price” shall initially be equal to $0.46822, subject to adjustment from time to time as set forth in Section 6.”

3. The heading of Section 6 of the Series AA Certificate of Designation is hereby amended and restated as follows:

“6. CONVERSION. The Holders and the Corporation shall have conversion rights as follows:”

4. The Series AA Certificate of Designation is hereby amended by adding the following Section 6.7.

“6.7 Automatic Conversion. Effective as of 5:00 p.m. Eastern time on [_________]1, each share of Series AA Preferred Stock then outstanding shall automatically convert into such number of fully paid and non-assessable shares of Common Stock as determined by dividing the Original Issue Price by the Conversion Price in effect at such time.”

5. This Certificate of Amendment was duly adopted by the board of directors of the Corporation by unanimous written consent and by the written consent of the holders of a majority of the outstanding shares of the Corporation’s Series AA Preferred Stock (the class of shares entitled to vote thereon) in accordance with the provisions of Sections 242 and 228 of the DGCL.

[Signature page follows.]

1 Note to Draft: Date of filing to be filled in.

IN WITNESS WHEREOF, Perfect Moment Ltd. has caused this Certificate of Amendment to the Certificate of Designation to be executed by the undersigned as of this ___ day of ____________ 202__.

PERFECT MOMENT LTD.

By:
Name:
Title:

Appendix D-1

NEITHER THIS SECURITY NOR THE SECURITIES AS TO WHICH THIS SECURITY MAY BE EXERCISED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT

For the Purchase of 3,204,908 Shares of Common Stock

of

PERFECT MOMENT LTD.

1. Purchase Warrant. THIS CERTIFIES THAT, in consideration of funds duly paid by or on behalf X3 Higher Moment Fund LLC (“Holder”), as registered owner of this Purchase Warrant (this “Purchase Warrant”), Perfect Moment, Ltd., a Delaware corporation (the “Company”), Holder is entitled, at any time or from time to time from August 27, 2025 (the “Commencement Date”), and at or before 5:00 p.m., Eastern time, on August 27, 2028 (the “Expiration Date”), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to 3,204,908 shares of common stock of the Company, par value $0.0001 per share (the “Shares”), subject to adjustment as provided in Section 7 hereof. If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate this Purchase Warrant. This Purchase Warrant is initially exercisable at $0.46822 per Share; provided, however, that upon the occurrence of any of the events specified in Section 7 hereof, the rights granted by this Purchase Warrant, including the exercise price per Share and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean the initial exercise price as may be adjusted from time to time pursuant to the terms hereof. All capitalized terms used but not defined herein shall have the meanings ascribed to those in the Securities Purchase Agreement (as defined below). This Purchase Warrant amends and restates that certain Common Stock Purchase Warrant dated August 27, 2025 (the “Initial Purchase Warrant”) in its entirety.

2. Exercise.

2.1. Exercise Form. In order to exercise this Purchase Warrant, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Warrant and payment of the Exercise Price for the Shares being purchased payable in cash by wire transfer of immediately available funds to an account designated by the Company or by certified check or official bank check. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Purchase Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

2.2. Cashless Exercise.  If at the time of any exercise of this Purchase Warrant there is no effective registration statement registering, or no current prospectus available for, the resale of the Shares by the Holder, then in lieu of exercising this Purchase Warrant by payment of cash or check payable to the order of the Company pursuant to Section 2.1 above, Holder may elect to receive the number of Shares equal to the value of this Purchase Warrant (or the portion thereof being exercised), by surrender of this Purchase Warrant to the Company, together with the exercise form attached hereto, in which event the Company shall issue to Holder, Shares in accordance with the following formula:

X	=	Y(A-B)
A

Where,
	X	=	The number of Shares to be issued to Holder;
	Y	=	The number of Shares for which the Purchase Warrant is being exercised;
	A	=	The fair market value of one Share; and
	B	=	The Exercise Price.

For purposes of this Section 2.2, the fair market value of a Share is defined as follows:

(i)	If shares of the Company’s common stock are traded on a securities exchange, the value shall be deemed to be the closing price on such exchange prior to the exercise form being submitted by the Company in connection with the exercise of the Purchase Warrant; or

(ii)	if shares of the Company’s common stock are actively traded over-the-counter, the value shall be deemed to be the closing bid price prior to the exercise form being submitted by the Company in connection with the exercise of the Purchase Warrant; if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Company’s Board of Directors.

2.3. Notwithstanding anything provided herein to the contrary, the Company shall not effect any exercise of this Purchase Warrant, and a Holder shall not have the right to exercise any portion of this Purchase Warrant, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates, and any other persons or entities acting as a group together with the Holder or any of the Holder’s affiliates (such persons or entities, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Purchase Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Purchase Warrant beneficially owned by the Holder or any of its Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of Company (including for purposes of this paragraph, without limitation, any convertible notes, convertible stock, warrants, convertible loans or similar instruments) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Attribution Parties. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2.3 applies, the determination of whether this Purchase Warrant is exercisable (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of this Purchase Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of the Exercise Form shall be deemed to be the Holder’s determination of whether this Purchase Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Purchase Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2.3, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by Company or (C) a more recent written notice by Company or Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, Company shall within one trading day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of Company, including this Purchase Warrant, by the Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Purchase Warrant. Subject to Section 4, the Holder, upon notice to Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2.3 and the provisions of this Section 2.3 shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2.3 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Purchase Warrant.

2.4. Legend. Each certificate for the securities purchased under this Purchase Warrant shall bear a legend as follows unless such securities have been registered under the Securities Act of 1933, as amended (the “Securities Act”):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE LAW. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE LAW WHICH, IN THE OPINION OF COUNSEL TO THE COMPANY, IS AVAILABLE.”

3. Transfer. If at any time after the Commencement Date there is no effective registration statement registering, or no current prospectus available for, the resale of the Shares by the Holder, the securities evidenced by this Purchase Warrant shall not be transferred unless and until: (i) the Company has received the opinion of counsel for the Holder that the securities may be transferred pursuant to an exemption from registration under the Securities Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company (the Company hereby agreeing that the opinion of Womble Bond Dickinson (US) LLP shall be deemed satisfactory evidence of the availability of an exemption), or (ii) a registration statement relating to the offer and sale of such securities has been filed by the Company and declared effective by the SEC and compliance with applicable state securities law has been established.

4. Option for Mandatory Exercise.

4.1 Option for Mandatory Exercise. Beginning on the second anniversary of the Commencement Date, the Company may require the Holder of the outstanding Warrants to exercise such Warrants in full, but not in part, at the option of the Company, upon notice to the Holder of the Warrants as described in Section 4.2 below; provided that, prior to and as of the Mandatory Exercise Date (as defined in Section 4.2) (a) the Reference Value (as defined herein) has exceeded the Per Share Purchase Price (subject to adjustment in compliance with Article 7 hereof) for at least one Measurement Period (as defined below); and (b) the Company has an effective registration statement, including any required prospectus or prospectus supplement, registering the resale by the Holder of both the Warrants and the Shares issuable upon exercise of the Warrants. As used in this Agreement, “Reference Value” shall mean the closing price of the Shares as reported on the NYSE American during any five (5) trading days within a fifteen (15) trading-day period (the “Measurement Period”).

4.2 Date for and Notice of Mandatory Exercise. In the event that the Company elects to mandate the exercise of the Warrants pursuant to Section 4.1, notice of mandatory exercise shall be sent in accordance with Section 8.4 by the Company not less than five (5) days after the occurrence of the event triggering the option for mandatory exercise referenced in Section 4.1.and the Company shall fix a date for the exercise of the Warrants (the “Mandatory Exercise Date”) which shall be no later than five (5) days after the date of such notice. Such notice shall include a form of Election to Purchase, and shall state (i) briefly, the events giving rise to such Mandatory Exercise (including the Reference Value, the Measurement Period and the manner in which the Reference Value was calculated), (ii) the Mandatory Exercise Date, (iii) the applicable Warrant Price and (iv) the procedures Holder must follow to exercise their Warrants. Any notice sent in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder received such notice. On and after the Mandatory Exercise Date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants and payment in full of the applicable Warrant Price in cash, the applicable Shares issuable in connection with Warrants exercised on the Mandatory Exercise Date.

4.3 Non-Payment Redemption. In the event that the Company elects to mandate the exercise of the Warrants pursuant to Section 4.1, and the Holder does not pay the applicable Warrant Price in cash within thirty (30) days following the Mandatory Exercise Date, then the Company may effect, in its discretion, either (i) a “cashless exercise” of the applicable Warrants to be calculated and executed utilizing such formulas and methods determined in the sole discretion of the Company, or (ii) a redemption and subsequent cancellation of the applicable Warrants, in exchange for $0.001 per Warrant.

5. Covenants.

5.1 Adverse Actions. The Holder shall have consent rights on transactions with any affiliate of the Company that would materially and adversely impact the rights of the Holder as set forth herein.

5.2 Right of First Refusal on Financing Transactions. If at any time after the date hereof and so long as the Holder holds at least 4.99% of the Common Stock Deemed Outstanding, the Company or any of its Subsidiaries (as defined below) proposes to engage in any Financing Transaction (as defined below), the Company shall provide the Holder with a right of first refusal (the “Right of First Refusal”) with respect to such Financing Transaction. The Company shall provide written notice (the “Financing Notice”) to the Holder at least ten (10) Business Days prior to the consummation of such Financing Transaction, which notice shall specify all material terms then available, including type of financing, principal amount or gross proceeds, maturity, interest rate or yield, fees, covenants, collateral (if any), convertibility or equity-linked features (if any), and key conditions to closing. The Holder shall notify the Company of its intention to exercise the Right of First Refusal on those material terms set forth in the Financing Notice within five (5) Business Days following receipt of the Financing Notice. If the Holder declines to so exercise the Right of First Refusal or fails to provide notice of its intention to so exercise within such five (5) Business Day period, the Company may proceed with such Financing Transaction with any other person(s) on terms no more favorable to such person(s) in the aggregate than those offered to the Holder without re-offer to the Holder; provided that any material change to the terms that is more favorable to such person(s), or any increase in size above 110% of the amount stated in the Financing Notice, shall require a renewed Financing Notice and a new Right of First Refusal period. Notwithstanding anything herein to the contrary, the rights of the Holder under this Section 5.2 shall not be transferable to any person, including any transferee of all or a portion of this Purchase Warrant, and shall not apply to any Excluded Issuances or Excluded Debt (as defined below).

5.3 Pre-emptive Rights on Financing Transactions. If at any time after the date hereof and so long as this Purchase Warrant remains outstanding, the Company or any of its Subsidiaries proposes to engage in any Financing Transaction and (a) the Holder has declined to or failed to timely elect to exercise the Right of First Refusal set forth in Section 5.2, then, subject to the terms of this Section 5.3, the Holder shall have the right to participate in such Financing Transaction, on the same economic terms (including price, fees, yield, original issue discount and covenants) as offered to other purchasers in such Financing Transaction, mutatis mutandis. The Holder may exercise such right by delivering a written notice (the “Participation Notice”) to the Company given within five (5) Business Days after delivery of the Financing Notice. If the Holder does not timely deliver a Participation Notice, the Holder shall not have any right to participate in the Financing Transaction described in the Financing Notice. Notwithstanding anything herein to the contrary, the rights of the Holder under this Section 5.3 shall not be transferable to any person, including any transferee of all or a portion of this Purchase Warrant, and this Section 5.3 shall not apply to any Excluded Issuances or Excluded Debt.

5.4 For purposes of this Agreement:

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Common Stock Deemed Outstanding” means, at any given time, the sum of (a) the number of shares of Common Stock actually outstanding at such time, plus (b) the number of shares of Common Stock issuable upon exercise of any warrants or other rights or options to subscribe for or purchase Common Stock and conversion or exchange of any securities (directly or indirectly) convertible into or exchangeable for Common Stock, in each case actually outstanding at such time (treating as actually outstanding any such warrants, rights, options or other securities issuable upon exercise of other such securities actually outstanding at such time), in each case, regardless of whether such securities are actually exercisable, convertible or exchangeable at such time.

“Common Stock Equivalents” means any equity securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including any preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Debt Financing” means any incurrence, issuance, placement or sale of Indebtedness for borrowed money (including notes, bonds, term loans, convertible or exchangeable debt, preferred equity treated as debt under GAAP, mezzanine debt, unitranche, PIK instruments and any debt with equity-linked features, warrants, or conversion rights), whether secured or unsecured, whether in a single transaction or a series of related transactions.

“ELOC Agreement” means that certain Equity Purchase Agreement, dated October 7, 2025, entered into with Mast Hill Fund L.P., a Delaware limited partnership, as may be amended and/or restated from time to time.

“Equity Financing Transaction” means any private issuance or sale, by the Company or any Subsidiary of shares of Common Stock or Common Stock Equivalents, including any securities convertible into, exchangeable for or exercisable to acquire Common Stock

“Excluded Debt” means: (a) any revolving credit facility or line of credit with a commercial bank or institutional lender for working capital purposes entered in the ordinary course of business that is not convertible into, and is not issued with, equity or equity-linked securities; (b) purchase money indebtedness, equipment financings or capital lease obligations entered in the ordinary course; (c) letters of credit, bankers’ acceptances and similar instruments incurred in the ordinary course; (d) intercompany indebtedness among the Company and its Subsidiaries; (e) refinancings, renewals or replacements of any indebtedness described in clauses (a)–(d) that do not increase the principal amount (other than by amounts equal to accrued interest, fees and expenses) or add equity-linked features; and (f) trade payables and accruals incurred in the ordinary course.

“Excluded Issuance” means any issuance of (a) shares of any equity securities (including warrants or other convertible securities) pursuant to an employee benefit plan or similar program, or any compensatory arrangement or agreement approved by the Board of Directors and shareholders of the Company, (b) shares of any equity securities issuable upon exercise of any warrants or upon conversion, exercise or redemption of other securities outstanding as of the date of the Initial Purchase Warrant which have been disclosed in the Company’s reports filed with the Securities and Exchange Commission pursuant to the Exchange Act, (c) shares of Common Stock or securities convertible into Common Stock, as applicable, issued by the Company upon exercise of the Warrant or pursuant to any of the other Transaction Agreements (as defined in the Purchase Agreement), (d) securities issued pursuant to acquisitions or strategic transactions, (e) securities issued upon the exercise or exchange of or conversion of any securities, and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock in each case issued and outstanding on the date of the Initial Purchase Warrant, provided that such securities have not been amended since the date of the Initial Purchase Warrant to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with share splits or combinations) or to extend the term of such securities, (f) shares of Common Stock issued or issuable pursuant to the Company’s ELOC Agreement and any shares of Common Stock sold under an At-The-Market facility.

“Financing Transaction” means (i) any Equity Financing Transaction, and (ii) any Debt Financing, in each case other than an Excluded Issuance or Excluded Debt.

“Indebtedness” means, with respect to any person, without duplication: (i) all obligations for borrowed money (including principal, accrued interest, fees and premiums); (ii) all obligations evidenced by notes, bonds, debentures or similar instruments; (iii) reimbursement, payment or other obligations in respect of letters of credit, bankers’ acceptances and surety, appeal or performance bonds (in each case, to the extent drawn or, if not then drawn, to the extent such obligations are recorded as liabilities in accordance with GAAP); (iv) all obligations in respect of capitalized leases and purchase-money indebtedness; (v) all obligations for the deferred purchase price of property or services (including earn-outs and seller notes), other than trade payables incurred in the ordinary course of business that are not more than ninety (90) days past due; (vi) all obligations in respect of swaps, caps, floors, collars, forward contracts or other hedging or derivative agreements, in each case to the extent of the net termination or close-out amount, if any, that would be payable by such person thereunder upon termination (assuming termination on the date of determination); (vii) all obligations arising under any receivables financing (including securitizations or factoring) that are treated as indebtedness in accordance with GAAP; (viii) all preferred equity or other equity-linked securities to the extent classified as a liability or indebtedness in accordance with GAAP; (ix) all guarantees of any of the foregoing of any other person; and (x) all obligations secured by a lien on property or assets owned by such person (whether or not such obligations have been assumed by such person), limited to the lesser of the amount of such obligations and the fair market value of the property securing the same.

“Purchase Agreement” means that certain Securities Purchase Agreement dated August 27, 2025, between the Company and the Holder, as amended from time to time.

“Subsidiary” means, with respect to any person, any corporation, partnership, limited liability company, association, trust, joint venture or other entity of which (i) more than fifty percent (50%) of the total voting power of shares of stock or other voting interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned, directly or indirectly, by such person or by one or more of its Subsidiaries, or (ii) such person, directly or indirectly, has the power to direct or cause the direction of the management and policies thereof, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise requires, references to Subsidiaries are to Subsidiaries of the Company.

“Transaction Documents” means the Purchase Agreement, all appendices, exhibits and schedules thereto and any other documents or agreements executed in connection with the transactions contemplated thereunder.

6. New Purchase Warrants to be Issued.

6.1. Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Purchase Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Purchase Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price and/or transfer tax if exercised pursuant to Section 2.1 hereto, the Company shall cause to be delivered to the Holder without charge a new Purchase Warrant of like tenor to this Purchase Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Purchase Warrant has not been exercised or assigned.

6.2. Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Warrant and of reasonably satisfactory indemnification or the posting of a bond, the Company shall execute and deliver a new Purchase Warrant of like tenor and date. Any such new Purchase Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

7. Adjustments.

7.1. Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Shares issuable upon exercise of the Purchase Warrant shall be subject to adjustment from time to time as hereinafter set forth:

7.1.1. Share Dividends; Split Ups. If, after the date hereof, and subject to the provisions of Section 7.3 below, the number of outstanding Shares is increased by a stock dividend payable in Shares or by a split up of Shares or other similar event, then, on the effective day thereof, the number of Shares purchasable hereunder shall be increased in proportion to such increase in outstanding Shares, and the Exercise Price shall be proportionately decreased.

7.1.2. Aggregation of Shares. If, after the date hereof, and subject to the provisions of Section 7.3 below, the number of outstanding Shares is decreased by a consolidation, combination or reclassification of Shares or other similar event (including, without limitation, any reverse stock split), then, on the effective date thereof, the number of Shares purchasable hereunder shall be decreased in proportion to such decrease in outstanding Shares, and the Exercise Price shall be proportionately increased.

7.1.3. Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Shares other than a change covered by Section 7.1.1 or 7.1.2 hereof or that solely affects the par value of such Shares, or in the case of any share reconstruction or amalgamation or consolidation of the Company with or into another corporation (other than a consolidation or share reconstruction or amalgamation in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Shares), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Purchase Warrant shall have the right thereafter (until the expiration of the right of exercise of this Purchase Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, share reconstruction or amalgamation, or consolidation, or upon a dissolution following any such sale or transfer, by a Holder of the number of Shares of the Company obtainable upon exercise of this Purchase Warrant immediately prior to such event; and if any reclassification also results in a change in Shares covered by Section 7.1.1 or 7.1.2, then such adjustment shall be made pursuant to Sections 7.1.1, 7.1.2 and this Section 7.1.3. The provisions of this Section 7.1.3 shall similarly apply to successive reclassifications, reorganizations, share reconstructions or amalgamations, or consolidations, sales or other transfers.

7.1.4. Changes in Form of Purchase Warrant. This form of Purchase Warrant need not be changed because of any change pursuant to this Section 7.1, and Purchase Warrants issued after such change may state the same Exercise Price and the same number of Shares as are stated in the Purchase Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Purchase Warrants reflecting a required or permissive change shall not be deemed to waive any rights to an adjustment occurring after the Commencement Date or the computation thereof.

7.1.5. Subsequent Equity Sales. If, after the date hereof, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents at an effective price per share that is lower than the then Exercise Price, then immediately upon such issuance or sale the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced to an Exercise Price equal to the quotient obtained by dividing: (A) the sum of (1) the product obtained by multiplying the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) by the Exercise Price then in effect plus (2) the aggregate consideration, if any, received by the Company upon such issuance or sale (or deemed issuance or sale); by (B) the sum of (1) the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) plus (2) the aggregate number of shares of Common Stock issued or sold (or deemed issued or sold) by the Company in such issuance or sale (or deemed issuance or sale). Notwithstanding the foregoing, no adjustment will be made under this Section 7.1.5 in respect of an Excluded Issuance.

7.2. Substitute Purchase Warrant. In case of any consolidation of the Company with, or share reconstruction or amalgamation or merger of the Company with or into, another corporation (other than a consolidation or share reconstruction or amalgamation which does not result in any reclassification or change of the outstanding Shares), the corporation formed by such consolidation or share reconstruction or amalgamation or merger shall execute and deliver to the Holder a supplemental Purchase Warrant providing that the holder of each Purchase Warrant then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Warrant) to receive, upon exercise of such Purchase Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or share reconstruction or amalgamation or merger, by a holder of the number of Shares for which such Purchase Warrant might have been exercised immediately prior to such consolidation, share reconstruction or amalgamation or merger, sale or transfer. Such supplemental Purchase Warrant shall provide for adjustments which shall be identical to the adjustments provided for in this Section 7. The above provision of this Section shall similarly apply to successive consolidations or share reconstructions or amalgamations or mergers.

7.3. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Purchase Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down, as the case may be, to the nearest whole number of Shares or other securities, properties or rights.

8. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of the Purchase Warrants, such number of Shares or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Warrants and payment of the Exercise Price therefor, in accordance with the terms hereby, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to pre-emptive rights of any shareholder. The Company further covenants and agrees that upon exercise of the Purchase Warrants and payment of the exercise price therefor, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to pre-emptive rights of any shareholder. As long as the Purchase Warrants shall be outstanding, the Company shall use its commercially reasonable efforts to cause all Shares issuable upon exercise of the Purchase Warrants to be listed (subject to official notice of issuance) on all national securities exchanges (or, if applicable, on the OTC Bulletin Board or any successor trading market) on which the Shares issued to the public in the Offering may then be listed and/or quoted.

9. Certain Notice Requirements.

9.1. Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holder the right to vote or consent or to receive notice as a shareholder for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Purchase Warrants and their exercise, any of the events described in Section 9.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be. Notwithstanding the foregoing, the Company shall deliver to each Holder a copy of each notice given to the other shareholders of the Company at the same time and in the same manner that such notice is given to the shareholders.

9.2. Events Requiring Notice. The Company shall be required to give the notice described in this Section 9 upon one or more of the following events: (i) if the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; (ii) the Company shall offer to all the holders of its Shares any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or share reconstruction or amalgamation) or a sale of all or substantially all of its property, assets and business shall be proposed; or (iv) a transaction with any affiliate of the Company that would materially and adversely impact the rights of the Holder as set forth herein .

9.3. Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 7 hereof, send notice to the Holder of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s Chief Financial Officer.

9.4. Transmittal of Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (i) one Business Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail set forth below prior to 5:30 p.m. (New York City time) on a Business Day, with written confirmation of successful transmission; (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail set forth below on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day; (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service; or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Holder:

X3 Higher Moment Fund LLC

c/o X Cubed Capital Management, LLC

3033 Excelsior Boulevard, Ste. 343

Minneapolis, MN 55416

Attention: Wendy Angeles, Chief Administrative Officer

E-mail: wendy@x3cmllc.com

with a copy (which shall not constitute notice) to:

Womble Bond Dickinson (US) LLP

2001 K Street, NW, Suite 400 South

Washington, DC 20006

Attention: Reid Avett, Esq.

E-Mail: Reid.Avett@wbd-us.com

If to the Company:

Perfect Moment Ltd.

244 5th Ave Ste 1219

New York, NY 10001

Attention: Max Gottschalk, Chairman

e-mail: max@perfectmoment.com

with a copy (which shall not constitute notice) to:

Manatt, Phelps & Phillips LLP

695 Town Center Drive, 14th Floor

Cosa Mesa, CA 92626

Attention: Thomas J. Poletti, Esq.

e-mail: tpoletti@manatt.com

10. General.

10.1. Amendments. The Company and Holder may from time to time supplement or amend this Purchase Warrant without the approval of the Holder in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and Holder may deem necessary or desirable and that the Company and Holder deem shall not adversely affect the interest of the Holder. All other modifications or amendments shall require the written consent of and be signed by the party against whom enforcement of the modification or amendment is sought.

10.2. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Warrant.

10.3. Entire Agreement. This Purchase Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Purchase Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.4. Binding Effect. This Purchase Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representative and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Warrant or any provisions herein contained.

10.5. Governing Law; Submission to Jurisdiction. This Purchase Warrant shall be governed by and construed in accordance with the law of the State of New York. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Purchase Warrant shall be brought in the Supreme Court of the State of New York, sitting in the City and County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

10.6. WAIVER OF TRIAL BY JURY. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

10.7. Waivers, etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

10.8. Exchange Agreement. As a condition of the Holder’s receipt and acceptance of this Purchase Warrant, Holder agrees that, at any time prior to the complete exercise of this Purchase Warrant by Holder, if the Company and Holder enter into an agreement (“Exchange Agreement”) pursuant to which they agree that all outstanding Purchase Warrants will be exchanged for securities or cash or a combination of both, then Holder shall agree to such exchange and become a party to the Exchange Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Purchase Warrant to be signed by its duly authorized officer as of the ___ day of ________, 202    .

Very truly yours,

PERFECT MOMENT LTD.

By:
Name:
Title:

[Form to be used to exercise Purchase Warrant]

EXERCISE FORM

Date: __________, 20___

The undersigned hereby elects irrevocably to exercise the Purchase Warrant for [●] shares of common stock, par value $0.0001 per share (the “Shares”), of Perfect Moment Ltd., a Delaware corporation (the “Company”), and hereby makes payment of $[●] (at the exercise price of $[●] per Share) in payment of the Exercise Price pursuant thereto. Please issue the Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Shares for which this Purchase Warrant has not been exercised.

or

The undersigned hereby elects irrevocably to convert its right to purchase [●] Shares of the Company under the Purchase Warrant for [●] Shares, as determined in accordance with the following formula:

X	=	Y(A-B)
A

Where,
	X	=	The number of Shares to be issued to Holder;
	Y	=	The number of Shares for which the Purchase Warrant is being exercised;
	A	=	The fair market value of one Share which is equal to $[●]; and
	B	=	The Exercise Price which is equal to $[●] per share

The undersigned agrees and acknowledges that the calculation set forth above is subject to confirmation by the Company and any disagreement with respect to the calculation shall be resolved by the Company in its sole discretion.

Please issue the Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Shares for which this Purchase Warrant has not been converted.

Signature

Signature Guaranteed

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:
(Print in Block Letters)

Address:

[Form to be used to assign Purchase Warrant]

ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Purchase Warrant):

FOR VALUE RECEIVED, __________________ does hereby sell, assign and transfer unto the right to purchase [●] shares of common stock, par value $0.0001 per share, of Perfect Moment Ltd., a corporation incorporated under the law of the State of Delaware (the “Company”), evidenced by the Purchase Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated: __________, 20__

Signature

Signature Guaranteed

Appendix D-2

NEITHER THIS SECURITY NOR THE SECURITIES AS TO WHICH THIS SECURITY MAY BE EXERCISED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

For the Purchase of [______]1 Shares of Common Stock

of

PERFECT MOMENT LTD.

1. Purchase Warrant. THIS CERTIFIES THAT, in consideration of funds duly paid by or on behalf X3 Higher Moment Fund LLC (“Holder”), as registered owner of this Purchase Warrant (this “Purchase Warrant”), Perfect Moment, Ltd., a Delaware corporation (the “Company”), Holder is entitled, at any time or from time to time from August 27, 2025 (the “Commencement Date”), and at or before 5:00 p.m., Eastern time, on August 27, 2028 (the “Expiration Date”), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to [______] shares of common stock of the Company, par value $0.0001 per share (the “Shares”), subject to adjustment as provided in Section 7 hereof. If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate this Purchase Warrant. This Purchase Warrant is initially exercisable at $0.46822 per Share; provided, however, that upon the occurrence of any of the events specified in Section 7 hereof, the rights granted by this Purchase Warrant, including the exercise price per Share and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean the initial exercise price as may be adjusted from time to time pursuant to the terms hereof. All capitalized terms used but not defined herein shall have the meanings ascribed to those in the Securities Purchase Agreement (as defined below).

2. Exercise.

2.1. Exercise Form. In order to exercise this Purchase Warrant, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Warrant and payment of the Exercise Price for the Shares being purchased payable in cash by wire transfer of immediately available funds to an account designated by the Company or by certified check or official bank check. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Purchase Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

2.2. Cashless Exercise.  If at the time of any exercise of this Purchase Warrant there is no effective registration statement registering, or no current prospectus available for, the resale of the Shares by the Holder, then in lieu of exercising this Purchase Warrant by payment of cash or check payable to the order of the Company pursuant to Section 2.1 above, Holder may elect to receive the number of Shares equal to the value of this Purchase Warrant (or the portion thereof being exercised), by surrender of this Purchase Warrant to the Company, together with the exercise form attached hereto, in which event the Company shall issue to Holder, Shares in accordance with the following formula:

X	=	Y(A-B)
A

Where,
	X	=	The number of Shares to be issued to Holder;
	Y	=	The number of Shares for which the Purchase Warrant is being exercised;
	A	=	The fair market value of one Share; and
	B	=	The Exercise Price.

For purposes of this Section 2.2, the fair market value of a Share is defined as follows:

(i)	If shares of the Company’s common stock are traded on a securities exchange, the value shall be deemed to be the closing price on such exchange prior to the exercise form being submitted by the Company in connection with the exercise of the Purchase Warrant; or

(ii)	if shares of the Company’s common stock are actively traded over-the-counter, the value shall be deemed to be the closing bid price prior to the exercise form being submitted by the Company in connection with the exercise of the Purchase Warrant; if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Company’s Board of Directors.

1 NTD: An amount equal to the difference between (i) 19.99% of the number of shares of Common Stock of the Company outstanding as of the closing date of the Series AA Preferred Stock Conversion and (ii) 6,377,766 shares of Common Stock.

2.3. Notwithstanding anything provided herein to the contrary, the Company shall not effect any exercise of this Purchase Warrant, and a Holder shall not have the right to exercise any portion of this Purchase Warrant, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates, and any other persons or entities acting as a group together with the Holder or any of the Holder’s affiliates (such persons or entities, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Purchase Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Purchase Warrant beneficially owned by the Holder or any of its Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of Company (including for purposes of this paragraph, without limitation, any convertible notes, convertible stock, warrants, convertible loans or similar instruments) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Attribution Parties. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2.3 applies, the determination of whether this Purchase Warrant is exercisable (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of this Purchase Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of the Exercise Form shall be deemed to be the Holder’s determination of whether this Purchase Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Purchase Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2.3, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by Company or (C) a more recent written notice by Company or Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, Company shall within one trading day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of Company, including this Purchase Warrant, by the Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Purchase Warrant. Subject to Section 4, the Holder, upon notice to Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2.3 and the provisions of this Section 2.3 shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2.3 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Purchase Warrant.

2.4. Legend. Each certificate for the securities purchased under this Purchase Warrant shall bear a legend as follows unless such securities have been registered under the Securities Act of 1933, as amended (the “Securities Act”):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE LAW. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE LAW WHICH, IN THE OPINION OF COUNSEL TO THE COMPANY, IS AVAILABLE.”

3. Transfer. If at any time after the Commencement Date there is no effective registration statement registering, or no current prospectus available for, the resale of the Shares by the Holder, the securities evidenced by this Purchase Warrant shall not be transferred unless and until: (i) the Company has received the opinion of counsel for the Holder that the securities may be transferred pursuant to an exemption from registration under the Securities Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company (the Company hereby agreeing that the opinion of Womble Bond Dickinson (US) LLP shall be deemed satisfactory evidence of the availability of an exemption), or (ii) a registration statement relating to the offer and sale of such securities has been filed by the Company and declared effective by the SEC and compliance with applicable state securities law has been established.

4. Option for Mandatory Exercise.

4.1 Option for Mandatory Exercise. Beginning on the second anniversary of the Commencement Date, the Company may require the Holder of the outstanding Warrants to exercise such Warrants in full, but not in part, at the option of the Company, upon notice to the Holder of the Warrants as described in Section 4.2 below; provided that, prior to and as of the Mandatory Exercise Date (as defined in Section 4.2) (a) the Reference Value (as defined herein) has exceeded the Per Share Purchase Price (subject to adjustment in compliance with Article 7 hereof) for at least one Measurement Period (as defined below); and (b) the Company has an effective registration statement, including any required prospectus or prospectus supplement, registering the resale by the Holder of both the Warrants and the Shares issuable upon exercise of the Warrants. As used in this Agreement, “Reference Value” shall mean the closing price of the Shares as reported on the NYSE American during any five (5) trading days within a fifteen (15) trading-day period (the “Measurement Period”).

4.2 Date for and Notice of Mandatory Exercise. In the event that the Company elects to mandate the exercise of the Warrants pursuant to Section 4.1, notice of mandatory exercise shall be sent in accordance with Section 8.4 by the Company not less than five (5) days after the occurrence of the event triggering the option for mandatory exercise referenced in Section 4.1.and the Company shall fix a date for the exercise of the Warrants (the “Mandatory Exercise Date”) which shall be no later than five (5) days after the date of such notice. Such notice shall include a form of Election to Purchase, and shall state (i) briefly, the events giving rise to such Mandatory Exercise (including the Reference Value, the Measurement Period and the manner in which the Reference Value was calculated), (ii) the Mandatory Exercise Date, (iii) the applicable Warrant Price and (iv) the procedures Holder must follow to exercise their Warrants. Any notice sent in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder received such notice. On and after the Mandatory Exercise Date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants and payment in full of the applicable Warrant Price in cash, the applicable Shares issuable in connection with Warrants exercised on the Mandatory Exercise Date.

4.3 Non-Payment Redemption. In the event that the Company elects to mandate the exercise of the Warrants pursuant to Section 4.1, and the Holder does not pay the applicable Warrant Price in cash within thirty (30) days following the Mandatory Exercise Date, then the Company may effect, in its discretion, either (i) a “cashless exercise” of the applicable Warrants to be calculated and executed utilizing such formulas and methods determined in the sole discretion of the Company, or (ii) a redemption and subsequent cancellation of the applicable Warrants, in exchange for $0.001 per Warrant.

5. Covenants.

5.1 Adverse Actions. The Holder shall have consent rights on transactions with any affiliate of the Company that would materially and adversely impact the rights of the Holder as set forth herein.

5.2 Right of First Refusal on Financing Transactions. If at any time after the date hereof and so long as the Holder holds at least 4.99% of the Common Stock Deemed Outstanding, the Company or any of its Subsidiaries (as defined below) proposes to engage in any Financing Transaction (as defined below), the Company shall provide the Holder with a right of first refusal (the “Right of First Refusal”) with respect to such Financing Transaction. The Company shall provide written notice (the “Financing Notice”) to the Holder at least ten (10) Business Days prior to the consummation of such Financing Transaction, which notice shall specify all material terms then available, including type of financing, principal amount or gross proceeds, maturity, interest rate or yield, fees, covenants, collateral (if any), convertibility or equity-linked features (if any), and key conditions to closing. The Holder shall notify the Company of its intention to exercise the Right of First Refusal on those material terms set forth in the Financing Notice within five (5) Business Days following receipt of the Financing Notice. If the Holder declines to so exercise the Right of First Refusal or fails to provide notice of its intention to so exercise within such five (5) Business Day period, the Company may proceed with such Financing Transaction with any other person(s) on terms no more favorable to such person(s) in the aggregate than those offered to the Holder without re-offer to the Holder; provided that any material change to the terms that is more favorable to such person(s), or any increase in size above 110% of the amount stated in the Financing Notice, shall require a renewed Financing Notice and a new Right of First Refusal period. Notwithstanding anything herein to the contrary, the rights of the Holder under this Section 5.2 shall not be transferable to any person, including any transferee of all or a portion of this Purchase Warrant, and shall not apply to any Excluded Issuances or Excluded Debt (as defined below).

5.3 Pre-emptive Rights on Financing Transactions. If at any time after the date hereof and so long as this Purchase Warrant remains outstanding, the Company or any of its Subsidiaries proposes to engage in any Financing Transaction and (a) the Holder has declined to or failed to timely elect to exercise the Right of First Refusal set forth in Section 5.2, then, subject to the terms of this Section 5.3, the Holder shall have the right to participate in such Financing Transaction, on the same economic terms (including price, fees, yield, original issue discount and covenants) as offered to other purchasers in such Financing Transaction, mutatis mutandis. The Holder may exercise such right by delivering a written notice (the “Participation Notice”) to the Company given within five (5) Business Days after delivery of the Financing Notice. If the Holder does not timely deliver a Participation Notice, the Holder shall not have any right to participate in the Financing Transaction described in the Financing Notice. Notwithstanding anything herein to the contrary, the rights of the Holder under this Section 5.3 shall not be transferable to any person, including any transferee of all or a portion of this Purchase Warrant, and this Section 5.3 shall not apply to any Excluded Issuances or Excluded Debt.

5.4 For purposes of this Agreement:

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Common Stock Deemed Outstanding” means, at any given time, the sum of (a) the number of shares of Common Stock actually outstanding at such time, plus (b) the number of shares of Common Stock issuable upon exercise of any warrants or other rights or options to subscribe for or purchase Common Stock and conversion or exchange of any securities (directly or indirectly) convertible into or exchangeable for Common Stock, in each case actually outstanding at such time (treating as actually outstanding any such warrants, rights, options or other securities issuable upon exercise of other such securities actually outstanding at such time), in each case, regardless of whether such securities are actually exercisable, convertible or exchangeable at such time.

“Common Stock Equivalents” means any equity securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including any preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Debt Financing” means any incurrence, issuance, placement or sale of Indebtedness for borrowed money (including notes, bonds, term loans, convertible or exchangeable debt, preferred equity treated as debt under GAAP, mezzanine debt, unitranche, PIK instruments and any debt with equity-linked features, warrants, or conversion rights), whether secured or unsecured, whether in a single transaction or a series of related transactions.

“ELOC Agreement” means that certain Equity Purchase Agreement, dated October 7, 2025, entered into with Mast Hill Fund L.P., a Delaware limited partnership, as may be amended and/or restated from time to time.

“Equity Financing Transaction” means any private issuance or sale, by the Company or any Subsidiary of shares of Common Stock or Common Stock Equivalents, including any securities convertible into, exchangeable for or exercisable to acquire Common Stock

“Excluded Debt” means: (a) any revolving credit facility or line of credit with a commercial bank or institutional lender for working capital purposes entered in the ordinary course of business that is not convertible into, and is not issued with, equity or equity-linked securities; (b) purchase money indebtedness, equipment financings or capital lease obligations entered in the ordinary course; (c) letters of credit, bankers’ acceptances and similar instruments incurred in the ordinary course; (d) intercompany indebtedness among the Company and its Subsidiaries; (e) refinancings, renewals or replacements of any indebtedness described in clauses (a)–(d) that do not increase the principal amount (other than by amounts equal to accrued interest, fees and expenses) or add equity-linked features; and (f) trade payables and accruals incurred in the ordinary course.

“Excluded Issuance” means any issuance of (a) shares of any equity securities (including warrants or other convertible securities) pursuant to an employee benefit plan or similar program, or any compensatory arrangement or agreement approved by the Board of Directors and shareholders of the Company, (b) shares of any equity securities issuable upon exercise of any warrants or upon conversion, exercise or redemption of other securities outstanding as of the date of this Purchase Warrant which have been disclosed in the Company’s reports filed with the Securities and Exchange Commission pursuant to the Exchange Act, (c) shares of Common Stock or securities convertible into Common Stock, as applicable, issued by the Company upon exercise of the Warrant or pursuant to any of the other Transaction Agreements (as defined in the Purchase Agreement), (d) securities issued pursuant to acquisitions or strategic transactions, (e) securities issued upon the exercise or exchange of or conversion of any securities, and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock in each case issued and outstanding on the date of this Purchase Warrant, provided that such securities have not been amended since the date of this Purchase Warrant to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with share splits or combinations) or to extend the term of such securities, (f) shares of Common Stock issued or issuable pursuant to the Company’s ELOC Agreement and any shares of Common Stock sold under an At-The-Market facility.

“Financing Transaction” means (i) any Equity Financing Transaction, and (ii) any Debt Financing, in each case other than an Excluded Issuance or Excluded Debt.

“Indebtedness” means, with respect to any person, without duplication: (i) all obligations for borrowed money (including principal, accrued interest, fees and premiums); (ii) all obligations evidenced by notes, bonds, debentures or similar instruments; (iii) reimbursement, payment or other obligations in respect of letters of credit, bankers’ acceptances and surety, appeal or performance bonds (in each case, to the extent drawn or, if not then drawn, to the extent such obligations are recorded as liabilities in accordance with GAAP); (iv) all obligations in respect of capitalized leases and purchase-money indebtedness; (v) all obligations for the deferred purchase price of property or services (including earn-outs and seller notes), other than trade payables incurred in the ordinary course of business that are not more than ninety (90) days past due; (vi) all obligations in respect of swaps, caps, floors, collars, forward contracts or other hedging or derivative agreements, in each case to the extent of the net termination or close-out amount, if any, that would be payable by such person thereunder upon termination (assuming termination on the date of determination); (vii) all obligations arising under any receivables financing (including securitizations or factoring) that are treated as indebtedness in accordance with GAAP; (viii) all preferred equity or other equity-linked securities to the extent classified as a liability or indebtedness in accordance with GAAP; (ix) all guarantees of any of the foregoing of any other person; and (x) all obligations secured by a lien on property or assets owned by such person (whether or not such obligations have been assumed by such person), limited to the lesser of the amount of such obligations and the fair market value of the property securing the same.

“Purchase Agreement” means that certain Securities Purchase Agreement dated August 27, 2025, between the Company and the Holder, as amended from time to time.

“Subsidiary” means, with respect to any person, any corporation, partnership, limited liability company, association, trust, joint venture or other entity of which (i) more than fifty percent (50%) of the total voting power of shares of stock or other voting interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned, directly or indirectly, by such person or by one or more of its Subsidiaries, or (ii) such person, directly or indirectly, has the power to direct or cause the direction of the management and policies thereof, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise requires, references to Subsidiaries are to Subsidiaries of the Company.

“Transaction Documents” means the Purchase Agreement, all appendices, exhibits and schedules thereto and any other documents or agreements executed in connection with the transactions contemplated thereunder.

6. New Purchase Warrants to be Issued.

6.1. Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Purchase Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Purchase Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price and/or transfer tax if exercised pursuant to Section 2.1 hereto, the Company shall cause to be delivered to the Holder without charge a new Purchase Warrant of like tenor to this Purchase Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Purchase Warrant has not been exercised or assigned.

6.2. Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Warrant and of reasonably satisfactory indemnification or the posting of a bond, the Company shall execute and deliver a new Purchase Warrant of like tenor and date. Any such new Purchase Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

7. Adjustments.

7.1. Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Shares issuable upon exercise of the Purchase Warrant shall be subject to adjustment from time to time as hereinafter set forth:

7.1.1. Share Dividends; Split Ups. If, after the date hereof, and subject to the provisions of Section 7.3 below, the number of outstanding Shares is increased by a stock dividend payable in Shares or by a split up of Shares or other similar event, then, on the effective day thereof, the number of Shares purchasable hereunder shall be increased in proportion to such increase in outstanding Shares, and the Exercise Price shall be proportionately decreased.

7.1.2. Aggregation of Shares. If, after the date hereof, and subject to the provisions of Section 7.3 below, the number of outstanding Shares is decreased by a consolidation, combination or reclassification of Shares or other similar event (including, without limitation, any reverse stock split), then, on the effective date thereof, the number of Shares purchasable hereunder shall be decreased in proportion to such decrease in outstanding Shares, and the Exercise Price shall be proportionately increased.

7.1.3. Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Shares other than a change covered by Section 7.1.1 or 7.1.2 hereof or that solely affects the par value of such Shares, or in the case of any share reconstruction or amalgamation or consolidation of the Company with or into another corporation (other than a consolidation or share reconstruction or amalgamation in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Shares), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Purchase Warrant shall have the right thereafter (until the expiration of the right of exercise of this Purchase Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, share reconstruction or amalgamation, or consolidation, or upon a dissolution following any such sale or transfer, by a Holder of the number of Shares of the Company obtainable upon exercise of this Purchase Warrant immediately prior to such event; and if any reclassification also results in a change in Shares covered by Section 7.1.1 or 7.1.2, then such adjustment shall be made pursuant to Sections 7.1.1, 7.1.2 and this Section 7.1.3. The provisions of this Section 7.1.3 shall similarly apply to successive reclassifications, reorganizations, share reconstructions or amalgamations, or consolidations, sales or other transfers.

7.1.4. Changes in Form of Purchase Warrant. This form of Purchase Warrant need not be changed because of any change pursuant to this Section 7.1, and Purchase Warrants issued after such change may state the same Exercise Price and the same number of Shares as are stated in the Purchase Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Purchase Warrants reflecting a required or permissive change shall not be deemed to waive any rights to an adjustment occurring after the Commencement Date or the computation thereof.

7.1.5. Subsequent Equity Sales. If, after the date hereof, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents at an effective price per share that is lower than the then Exercise Price, then immediately upon such issuance or sale the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced to an Exercise Price equal to the quotient obtained by dividing: (A) the sum of (1) the product obtained by multiplying the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) by the Exercise Price then in effect plus (2) the aggregate consideration, if any, received by the Company upon such issuance or sale (or deemed issuance or sale); by (B) the sum of (1) the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) plus (2) the aggregate number of shares of Common Stock issued or sold (or deemed issued or sold) by the Company in such issuance or sale (or deemed issuance or sale). Notwithstanding the foregoing, no adjustment will be made under this Section 7.1.5 in respect of an Excluded Issuance.

7.2. Substitute Purchase Warrant. In case of any consolidation of the Company with, or share reconstruction or amalgamation or merger of the Company with or into, another corporation (other than a consolidation or share reconstruction or amalgamation which does not result in any reclassification or change of the outstanding Shares), the corporation formed by such consolidation or share reconstruction or amalgamation or merger shall execute and deliver to the Holder a supplemental Purchase Warrant providing that the holder of each Purchase Warrant then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Warrant) to receive, upon exercise of such Purchase Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or share reconstruction or amalgamation or merger, by a holder of the number of Shares for which such Purchase Warrant might have been exercised immediately prior to such consolidation, share reconstruction or amalgamation or merger, sale or transfer. Such supplemental Purchase Warrant shall provide for adjustments which shall be identical to the adjustments provided for in this Section 7. The above provision of this Section shall similarly apply to successive consolidations or share reconstructions or amalgamations or mergers.

7.3. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Purchase Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down, as the case may be, to the nearest whole number of Shares or other securities, properties or rights.

8. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of the Purchase Warrants, such number of Shares or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Warrants and payment of the Exercise Price therefor, in accordance with the terms hereby, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to pre-emptive rights of any shareholder. The Company further covenants and agrees that upon exercise of the Purchase Warrants and payment of the exercise price therefor, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to pre-emptive rights of any shareholder. As long as the Purchase Warrants shall be outstanding, the Company shall use its commercially reasonable efforts to cause all Shares issuable upon exercise of the Purchase Warrants to be listed (subject to official notice of issuance) on all national securities exchanges (or, if applicable, on the OTC Bulletin Board or any successor trading market) on which the Shares issued to the public in the Offering may then be listed and/or quoted.

9. Certain Notice Requirements.

9.1. Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holder the right to vote or consent or to receive notice as a shareholder for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Purchase Warrants and their exercise, any of the events described in Section 9.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be. Notwithstanding the foregoing, the Company shall deliver to each Holder a copy of each notice given to the other shareholders of the Company at the same time and in the same manner that such notice is given to the shareholders.

9.2. Events Requiring Notice. The Company shall be required to give the notice described in this Section 9 upon one or more of the following events: (i) if the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; (ii) the Company shall offer to all the holders of its Shares any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or share reconstruction or amalgamation) or a sale of all or substantially all of its property, assets and business shall be proposed; or (iv) a transaction with any affiliate of the Company that would materially and adversely impact the rights of the Holder as set forth herein .

9.3. Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 7 hereof, send notice to the Holder of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s Chief Financial Officer.

9.4. Transmittal of Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (i) one Business Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail set forth below prior to 5:30 p.m. (New York City time) on a Business Day, with written confirmation of successful transmission; (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail set forth below on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day; (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service; or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Holder:

X3 Higher Moment Fund LLC

c/o X Cubed Capital Management, LLC

3033 Excelsior Boulevard, Ste. 343

Minneapolis, MN 55416

Attention: Wendy Angeles, Chief Administrative Officer

E-mail: wendy@x3cmllc.com

with a copy (which shall not constitute notice) to:

Womble Bond Dickinson (US) LLP

2001 K Street, NW, Suite 400 South

Washington, DC 20006

Attention: Reid Avett, Esq.

E-Mail: Reid.Avett@wbd-us.com

If to the Company:

Perfect Moment Ltd.

244 5th Ave Ste 1219

New York, NY 10001

Attention: Max Gottschalk, Chairman

e-mail: max@perfectmoment.com

with a copy (which shall not constitute notice) to:

Manatt, Phelps & Phillips LLP

695 Town Center Drive, 14th Floor

Cosa Mesa, CA 92626

Attention: Thomas J. Poletti, Esq.

e-mail: tpoletti@manatt.com

10. General.

10.1. Amendments. The Company and Holder may from time to time supplement or amend this Purchase Warrant without the approval of the Holder in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and Holder may deem necessary or desirable and that the Company and Holder deem shall not adversely affect the interest of the Holder. All other modifications or amendments shall require the written consent of and be signed by the party against whom enforcement of the modification or amendment is sought.

10.2. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Warrant.

10.3. Entire Agreement. This Purchase Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Purchase Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.4. Binding Effect. This Purchase Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representative and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Warrant or any provisions herein contained.

10.5. Governing Law; Submission to Jurisdiction. This Purchase Warrant shall be governed by and construed in accordance with the law of the State of New York. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Purchase Warrant shall be brought in the Supreme Court of the State of New York, sitting in the City and County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

10.6. WAIVER OF TRIAL BY JURY. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

10.7. Waivers, etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

10.8. Exchange Agreement. As a condition of the Holder’s receipt and acceptance of this Purchase Warrant, Holder agrees that, at any time prior to the complete exercise of this Purchase Warrant by Holder, if the Company and Holder enter into an agreement (“Exchange Agreement”) pursuant to which they agree that all outstanding Purchase Warrants will be exchanged for securities or cash or a combination of both, then Holder shall agree to such exchange and become a party to the Exchange Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Purchase Warrant to be signed by its duly authorized officer as of the ____ day of ________, 202__.

Very truly yours,

PERFECT MOMENT LTD.

By:
Name:
Title:

[Form to be used to exercise Purchase Warrant]

EXERCISE FORM

Date: __________, 20___

The undersigned hereby elects irrevocably to exercise the Purchase Warrant for [●] shares of common stock, par value $0.0001 per share (the “Shares”), of Perfect Moment Ltd., a Delaware corporation (the “Company”), and hereby makes payment of $[●] (at the exercise price of $[●] per Share) in payment of the Exercise Price pursuant thereto. Please issue the Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Shares for which this Purchase Warrant has not been exercised.

or

The undersigned hereby elects irrevocably to convert its right to purchase [●] Shares of the Company under the Purchase Warrant for [●] Shares, as determined in accordance with the following formula:

X	=	Y(A-B)
A

Where,
	X	=	The number of Shares to be issued to Holder;
	Y	=	The number of Shares for which the Purchase Warrant is being exercised;
	A	=	The fair market value of one Share which is equal to $[●]; and
	B	=	The Exercise Price which is equal to $[●] per share

The undersigned agrees and acknowledges that the calculation set forth above is subject to confirmation by the Company and any disagreement with respect to the calculation shall be resolved by the Company in its sole discretion.

Please issue the Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Shares for which this Purchase Warrant has not been converted.

Signature

Signature Guaranteed

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:
(Print in Block Letters)

Address:

[Form to be used to assign Purchase Warrant]

ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Purchase Warrant):

FOR VALUE RECEIVED, __________________ does hereby sell, assign and transfer unto the right to purchase [●] shares of common stock, par value $0.0001 per share, of Perfect Moment Ltd., a corporation incorporated under the law of the State of Delaware (the “Company”), evidenced by the Purchase Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated: __________, 20__

Signature

Signature Guaranteed

PERFECT MOMENT

PERFECT MOMENT LTD.
244 Fifth Avenue, Suite 1219
New York, NY 10001

<Shareholder Name>
<Shareholder Address1>
<Shareholder Address2>
<Shareholder Address3>

Control #: 0000 0000 0000

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Voting Instructions

You can vote by Internet or Telephone or Mail
Instead of mailing your proxy, you may choose to vote by Internet or by Phone as outlined below.

VOTE BY INTERNET – www.colonialstock.com/PerfectMoment2025

- You can view the Perfect Moment Annual Report and Proxy Statement and submit your vote online at the website listed above up until **11:59 pm ET on January 13, 2026**. You will need the control number at the left to vote.
- Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605

- You may vote by phone until **7:00 pm ET on January 13, 2026**.
- Please have your notice and proxy card in hand when you call.

VOTE BY MAIL

- If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot to Colonial Stock Transfer, 7840 S 700 E, Sandy, UT 84070.
- Votes by mail must be received by **January 13, 2026**.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 14, 2026 AT 11:00 A.M., NEW YORK TIME
This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints and authorizes Jane Gottschalk and Chath Weerasinghe, and each or either of them, proxies for the undersigned, with full power of substitution and revocation, to vote all shares of the common stock of PERFECT MOMENT LTD. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held virtually at https://www.colonialstock.com/vm/PerfectMoment.htm on **January 14, 2026**, at **11:00 a.m., New York Time**, and any adjournment or postponement thereof, on the matters specified and such other matters as may be properly brought before the meeting, and directs that the shares represented by this Proxy shall be voted as indicated below:

1. Election of Directors

   Nominees:
   1) Max Gottschalk
   2) Jane Gottschalk
   3) Andre Keijsers
   4) Tim Nixdorf
   5) Berndt Hauptkorn
   6) Adam Z. Epstein

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any any individual nominee(s), mark "For All Except" and write the number(s of the nominee(s) on the line below.

____

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The board of directors recommends a vote "**FOR**" all nominees for director in Proposal 1 and "**FOR**" Proposals 2, 3, 4, 5, 6, 7 and 8. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. **If no direction is given, this Proxy will be voted "FOR" all nominees for director and "FOR" Proposals 2, 3, 4, 5, 6, 7 and 8**.

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc., should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date